UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21982

                Claymore/Guggenheim Strategic Opportunities Fund
                -------------------------------------------------
               (Exact name of registrant as specified in charter)

                   2455 Corporate West Drive, Lisle, IL 60532
                -------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                J. Thomas Futrell
                   2455 Corporate West Drive, Lisle, IL 60532
                -------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700

                         Date of fiscal year end: May 31

                   Date of reporting period: November 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:


       SEMIANNUAL
           REPORT                                     CLAYMORE/GUGGENHEIM |
November 30, 2009                                                         |  GOF
      (Unaudited)                            STRATEGIC OPPORTUNITIES FUND |





LOGO CLAYMORE (R)                                                  GUGGENHEIM(R)

                            WWW.CLAYMORE.COM/GOF

                  ... YOUR WINDOW TO THE LATEST,

           MOST UP-TO-DATE INFORMATION ABOUT THE

CLAYMORE/GUGGENHEIM STRATEGIC OPPORTUNITIES FUND


                                    Graphic:

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Fund Summary  Fund Manager  News  Literature  FAQ  Price History  Dividend History  Contact   Fund
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                                                 GOF   | Clyamore/Guggenheim
                                                LISTED | Strategic Opportunities
                                                NYSE(R)| Fund


                                                                   GUGGENHEIM(R)


There can be no assurance that the Fund will achieve its investment objective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.



The shareholder report you are reading right now is just the beginning of the story. Online at WWW.CLAYMORE.COM/GOF, you will find:

o Daily, weekly and monthly data on share prices, net asset values, distributions and more

o    Portfolio overviews and performance analyses

o    Announcements, press releases and special notices

o    Fund and adviser contact information


Guggenheim Partners Asset Management, LLC and Claymore are continually updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.


2 | Semiannual Report | November 30, 2009

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Dear SHAREHOLDER |

We thank you for your investment in the Claymore/Guggenheim Strategic Opportunities Fund (the "Fund"). This report covers the Fund's performance for the semiannual period ended November 30, 2009.

The Fund's investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund's sub-adviser is Guggenheim Partners Asset Management, LLC ("GPAM" or "the Sub-Adviser"), a wholly-owned subsidiary of Guggenheim Partners, LLC ("Guggenheim" or "Guggenheim Partners"). GPAM seeks to achieve that objective by combining a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies. The Fund pursues a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms.

Guggenheim is a diversified financial services firm with wealth management, capital markets, investment management and proprietary investing businesses. As of November 30, 2009, Guggenheim managed or supervised more than $100 billion in assets. On October 15, 2009, Guggenheim and Claymore Group Inc. ("Claymore"), the parent company of the Fund's adviser, announced the completion of a previously announced merger. The closing of the transaction took place on October 14, 2009 (the "Effective Date"). As a result of the transaction, Claymore and its associated entities, including Claymore Securities, Inc., Claymore Advisors, LLC (the Fund's adviser) and Claymore Investments, Inc. (in Canada), are now indirect wholly-owned subsidiaries of Guggenheim Partners.

Under the Investment Company Act of 1940, as amended, (the "1940 Act"), the consummation of this transaction resulted in the automatic termination of the Advisory & Sub-Advisory Agreements. Accordingly, on September 28, 2009, the Board of Trustees approved an interim investment advisory agreement between the Fund and the Adviser (the "Interim Advisory Agreement") and an interim investment sub-advisory agreement among the Fund, the Adviser and GPAM (the "Interim Sub-Advisory Agreement" and together with the Interim Advisory Agreement, the "Interim Agreements"). The Interim Agreements took effect as of the Effective Date and will terminate upon the earlier of: (a) 150 calendar days after the Effective Date or (b) the approval of a new investment advisory agreement and a new investment sub-advisory agreement by the shareholders of the Fund. In addition, the advisory fees earned by the Adviser pursuant to the Interim Advisory Agreement and the sub-advisory fees earned by GPAM pursuant to the Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account with the Fund's custodian during the term of the Interim Agreements. If the Fund's shareholders approve a new advisory agreement with the Adviser prior to the expiration of the term of the Interim Advisory Agreement, the amount in the escrow account (including any interest earned) with respect to the Fund shall be paid to the Adviser. If the Fund's shareholders approve a new sub-advisory agreement with GPAM prior to the expiration of the term of the Interim Sub-Advisory Agreement, the amount in the escrow account (including any interest earned) with respect to the Fund shall be paid to GPAM. If the Fund's shareholders do not approve a new advisory agreement with the Adviser, or a new sub-advisory agreement with GPAM, prior to the expiration of the term of the Interim Agreements, the Adviser or GPAM, as applicable, shall be paid, out of the escrow account with respect to the Fund, the lesser of (i) the Adviser's or GPAM's costs incurred in providing the services under the Interim Agreements (including any interest earned on that amount while in escrow) with respect to the Fund; or (ii) the total amount in the escrow account (including any interest earned) with respect to the Fund. Other than the effective dates and the provisions set forth above regarding the advisory and sub-advisory fees' placement into an escrow account, the terms and conditions of the Interim Agreements are substantively identical to those of the original Advisory Agreement and Sub-Advisory Agreement.

On September 28, 2009, the Board of Trustees approved a new investment advisory agreement between the Fund and the Adviser (the "New Advisory Agreement") and a new investment sub-advisory agreement among the Fund, the Adviser and GPAM (the "New Sub-Advisory Agreement" and together with the New Advisory Agreement, the "New Agreements") and recommended that the New Agreements be submitted to the shareholders of the Fund for their approval. The New Agreements will take effect with respect to the Fund upon their approval by the shareholders of the Fund and will have an initial term of one year. Thereafter, the New Agreements will continue


                                       Semiannual Report | November 30, 2009 | 3

GOF | Claymore/Guggenheim Strategic Opportunities Fund | DEAR SHAREHOLDER continued


in effect only if their continuance is approved by the Board of Trustees. Other than effective dates, there are no material differences between the terms of the New Agreements and those of the original Advisory Agreement and Sub-Advisory Agreement.

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the semiannual period ended November 30, 2009, the Fund provided a total return based on market price of 46.99% and a return of 36.19% based on NAV. The last closing price of the Fund's shares as of November 30, 2009, was $15.90, which represented a premium of 0.19% to the Fund's NAV of $15.87. Past performance is not a guarantee of future results.

The market value of the Fund's shares fluctuates from time to time, and it may be higher or lower than the Fund's NAV. We believe that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan ("DRIP"), which is described in detail on page 31 of the Fund's semiannual report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the DRIP reinvests participants' dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a stable monthly distribution, the DRIP plan effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

During the semiannual period ended November 30, 2009, the Fund paid monthly dividends of $0.154 per share.

To learn more about the Fund's performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page 5. You'll find information on GPAM's investment philosophy, their views on the economy and market environment, and detailed information about the factors that impacted the Fund's performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund's website at www. claymore.com/gof.

Sincerely,

/s/ J. Thomas Futrell

J. Thomas Futrell

Chief Executive Officer

Claymore/Guggenheim Strategic Opportunities Fund


4 | Semiannual Report | November 30, 2009

GOF | Claymore/Guggenheim Strategic Opportunities Fund

QUESTIONS & ANSWERS |


Claymore/Guggenheim Strategic Opportunities Fund (the "Fund") is managed by a team of seasoned professionals at Guggenheim Partners Asset Management, LLC (formerly known as Guggenheim Partners Asset Management, Inc. ("GPAM" or the "Sub-Adviser")). This team includes B. Scott Minerd, Chief Executive Officer and Chief Investment Officer; Anne Bookwalter Walsh, CFA, JD, Senior Managing Director; Michael Curcio, Managing Director; Robert N. Daviduk, CFA, Managing Director; Kerim Engin, Ph. D., Managing Director & Director of Risk Management; Shahab Sajadian, CFA, Director; and Eric Silvergold, Managing Director. In the following interview, the investment team discusses the market environment and the Fund's performance for the Fund's semiannual fiscal period ended November 30, 2009.

--------------------------------------------------------------------------------
1. PLEASE REMIND US OF THIS FUND'S OBJECTIVE AND THE WAY IT IS MANAGED.

The Fund's investment objective is to seek to maximize total return through a combination of current income and capital appreciation. The Fund pursues a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. GPAM seeks to combine a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies. There is no guarantee that the perceived fair value will be achieved.

The Fund seeks to achieve its investment objective by investing in a wide range of fixed income and other debt and senior equity securities ("income securities") selected from a variety of sectors and credit qualities, including, but not limited to, corporate bonds, loans and loan participations, structured finance investments, U.S. government and agency securities, mezzanine and preferred securities and convertible securities, and in common stocks, limited liability company interests, trust certificates and other equity investments ("common equity securities") that the Fund's Sub-Adviser believes offer attractive yield and/or capital appreciation potential, including employing a strategy of writing (selling) covered call and put options on such equities. GPAM believes the volatility (risk) of the Fund can be reduced by diversifying the portfolio across a large number of sectors and securities, many of which historically have not been highly correlated to one another.

o The Fund may invest, under normal market conditions, up to 60% of its total assets in income securities rated below investment grade (commonly referred to as "junk bonds").

o The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated fixed-income securities of corporate and governmental issuers located outside the U.S., including up to 10% of total assets in income securities of issuers located in emerging markets.

o The Fund may invest up to 50% of its total assets in common equity securities consisting of common stock; and

o The Fund may invest up to 30% of its total assets in investment funds that primarily hold (directly or indirectly) investments in which the Fund may invest directly, of which amount up to 20% of the Fund's total assets may be invested in investment funds that are registered as investment companies under the Investment Company Act of 1940, as amended (the "1940 Act") to the extent permitted by applicable law and related interpretations of the staff of the U. S. Securities and Exchange Commission.

GPAM's investment process is a collaborative effort between its Portfolio Construction Group, which utilizes tools such as GPAM's Dynamic Financial Analysis Model to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions.

The Fund seeks to enhance the level of distributions by utilizing financial leverage through borrowings, reverse repurchase agreements or other forms of debt. As of November 30, 2009, the amount of leverage was approximately 28% of the Fund's total assets.

Although the use of Financial Leverage by the Fund may create an opportunity for increased return for the common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, then the common shares' return will be greater than if financial leverage had not been used. Conversely, if the income and gains from the securities purchased with the financial leverage is less than the cost of the financial leverage then the return on the common shares will be less than if financial leverage had not been used. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.

--------------------------------------------------------------------------------
2. PLEASE TELL US ABOUT THE MARKET ENVIRONMENT OVER THE LAST SIX MONTHS.

Markets for both equity and fixed income securities have improved dramatically over the last six months. This improvement followed an extremely volatile period for financial markets in late 2008 and the early months of 2009 that was characterized by sharp declines in the values of most non-government securities. Beginning in March 2009, the outlook for


                                       Semiannual Report | November 30, 2009 | 5

GOF | Claymore/Guggenheim Strategic Opportunities Fund | QUESTIONS & ANSWERS continued


the global economy began to improve. Since then there has been a dramatic improvement in consumer confidence and many business indicators. A strong rally began concurrent with the improving outlook for the economy. In the third calendar quarter of 2009, the U.S. economy, as measured by gross domestic product ("GDP"), achieved positive real growth (the most recent estimate of GDP growth for the quarter was 2.8%), providing evidence that the recession has likely ended.

A strong recovery in the financial markets has produced highly positive returns for most non- government securities, as investors became more comfortable with risk, meaning they are willing to buy equities, corporate debt, structured securities and other securities that carry credit risk. As a result, after being the best performers over the last couple of years, U.S. government bonds, although posting positive returns, were the worst performers in the six months ended November 30, 2009, while some of the riskiest securities, such as bonds with speculative grade credit ratings, have posted double digit returns.

The Standard & Poor's 500 Index, which is generally regarded as an indicator of the broad U.S. stock market, returned 20.50% for the six months ended November 30, 2009. World equity markets also improved dramatically: the MSCI World Index, which measures performance of world equity markets, returned 19.53% . Bonds also provided solid returns over this six-month period: the Barclays Aggregate Bond Index, which is a proxy for the investment grade bond market, returned 6.21% for the period. The return of the Barclays U.S. Corporate High Yield Index was 20.80% and the Barclays Commercial Backed Mortgage Securities Index returned 16.64% over the six month period. Other non-government securities, such as investment grade corporate bonds, bank loans and asset-based securities have also performed very well. The return of the Barclays Capital U.S. Treasury Bill 1-3 Months Index was just 0.08%, a clear reflection of the record low Fed Funds target rate set between zero and 0.25% . Indices are unmanaged and it is not possible to invest directly in an index.

--------------------------------------------------------------------------------
3. HOW DID THE FUND PERFORM DURING THIS PERIOD?

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the six-month period ended November 30, 2009, the Fund returned 36.19% on an NAV basis and 46.99% on a market price basis. The closing price of the Fund's shares as of November 30, 2009, was $15.90, which represented a premium of 0.19% to the NAV of $15.87. The market value of the Fund's shares fluctuates from time to time and it may be higher or lower than the Fund's NAV.

An important goal of the Fund is to provide long-term returns in line with equity returns but with volatility that is closer to that of bonds. For the period from the Fund's inception date of July 27, 2007, through November 30, 2009, the Fund's NAV return on an annualized basis was 3.98%, compared with the annualized return of -9.99% for the S&P 500. Over this same period, the Fund's annualized volatility has been approximately 10.7% . This compares with annualized volatility of the Barclays Aggregate Bond Index (a proxy for bonds) of approximately 5.2% and volatility of the S&P 500 Index of approximately 34.0% over the same period. Since inception, on an annualized basis, the Fund has outperformed equities (as measured by the S&P 500 Index) by almost 14 percentage points with slightly higher volatility than fixed income and less than one-third the volatility of equities. The volatility is measured by calculating the standard deviation of the percentage changes in the Fund's daily NAV and then annualizing these percentage changes. The relatively low volatility of the Fund's NAV is attributable to its high level of diversification across many different asset classes.

During the six-month period ended November 30, 2009, the Fund paid monthly dividends of $0.154 per share.

--------------------------------------------------------------------------------
4. HOW WAS THE FUND ALLOCATED AMONG ASSET CLASSES DURING THIS PERIOD AND HOW
DID THESE DECISIONS AFFECT PERFORMANCE?

This Fund was created to provide individual investors the potential to realize a level of return similar to that achieved by equities, but with volatility more typical of fixed income securities. GPAM tracks a large number of equity and fixed income asset classes and, in constructing this portfolio, they seek to use investments that historically have had low correlations to one another. They have attempted to optimize the portfolio by analyzing the historical returns generated by GPAM's management team in each sector, the volatility of each sector and the correlations among the sectors. GPAM does this in an effort to reduce the risk of the portfolio while providing the potential for an attractive long-term return to their investors. Throughout the period, the Fund has been highly diversified, generally with exposure to over one dozen broad sector classifications and dozens of subsectors within the major sectors.

In the final months of 2008 and early 2009, GPAM recognized some very unusual opportunities in the market, especially for structured securities, which were selling at extremely depressed prices because hedge funds and other levered investors were forced to sell securities at a time of very poor market liquidity. This forced selling created unusual opportunities for opportunistic investors such as GPAM.


6 | Semiannual Report | November 30, 2009

GOF | Claymore/Guggenheim Strategic Opportunities Fund | QUESTIONS & ANSWERS continued


In order to take advantage of these opportunities, the Fund's position in U.S. government and U.S. government agency securities, which performed well during the financial crisis of late 2008 and early 2009, was reduced to just 1% of the Fund's total investments as of November 30, 2009. This proved to be a good decision, as returns on these securities were just marginally positive during the recent strong market recovery, while most corporate and structured finance related securities held by the Fund have posted double digit returns; although there is no guarantee these securities will continue such performance, GPAM believes positive performance is possible.

In recent months, GPAM has sold securities that had rallied to the point that some of them had yields of 6% or less and reinvested the proceeds in securities that GPAM believes have the potential to provide much higher returns over the coming years. Example of the types of securities sold include investment-grade corporate bonds, bank loans, auto related asset-backed securities ("ABS") and non-traditional commercial mortgage-backed securities ("CMBS"), such as those backed by cell towers and timber. These securities were replaced with securities that GPAM believes are undervalued, such as conduit CMBS, non-agency residential mortgages, ABS, select high yield bonds and a few preferred securities that were attractively priced. These higher return potential securities are carefully researched, and GPAM is very selective, often choosing securities that are secured or that have a high position in the issuing entity's capital structure. GPAM believes that many of the securities purchased have the potential to provide double digit returns over the coming years.

The Fund's positioning proved to be very advantageous over the six-month period ended November 30, 2009, with highly positive total returns as well as attractive levels of income from nearly all asset classes. The best performing securities were generally asset-backed securities, commercial mortgage-backed securities, preferred stocks, bank loans and equities. The lowest returns came from the Fund's very small position in U.S. government and U.S. government agency securities.

--------------------------------------------------------------------------------
5. HOW DID THE FUND'S LEVERAGE AFFECT PERFORMANCE DURING THIS PERIOD?

The purpose of leverage (borrowing) is to fund the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unleveraged portfolio. Of course, leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio. Since leverage adds to performance when the cost of leverage is less than the total return generated by investments, the use of leverage contributed to the Fund's total return during this period.

From the Fund's inception through late 2008, GPAM employed leverage through reverse repurchase agreements, under which they lend securities and receive cash in return which can be used for additional investments. In November 2008, the Fund entered into a new committed financing facility through BNP Paribas, a leading European bank. GPAM currently employs leverage via both reverse repurchase agreements and the BNP Paribas facility.

--------------------------------------------------------------------------------
6. WHAT IS THE CURRENT OUTLOOK FOR THE MARKETS AND THE FUND, AND HOW IS THE
FUND POSITIONED FOR THIS OUTLOOK?

GPAM believes that the markets will perform well in 2010, though not as well as in 2009, when markets for essentially all non-government securities and equities bounced back sharply from extremely depressed valuations. As liquidity conditions continue to improve, it is likely that asset values will continue to increase. Rising asset values have historically led to improved levels of GDP growth. Securities that carry credit risk, including investment grade corporate bonds, high yield bonds, bank loans, ABS, CMBS and non-agency mortgage backed securities are all trading at spreads wider than the historic norm relative to treasuries. Given GPAM's outlook for an improving economy in 2010, it seems likely that the trend will be for risk asset valuations to continue to rise, however, investors should not be surprised to see a correction at some point. In addition, many of the securities that were purchased for the Fund over the last six months have double digit yields. So, while there is no guarantee, continued strong performance seems quite possible.

GPAM believes that the U.S. economy will perform better in 2010 than the consensus forecast, which is calling for real growth of about 2.0% to 2.5% . Continued stimulus, both from the Federal Reserve and from government spending programs, will provide a favorable environment for growth. In addition, temporary hiring has improved which typically leads to increases in full time employment and retail sales have risen. Other signs of improvement can be found in the stabilization of business investment and signs of stabilization in the housing market. Economic activity outside the U.S. is recovering and that should benefit U.S. exporters, who should also be aided by the recent decline in the U.S. dollar. High levels of worker productivity coupled with benign wage pressures will likely provide a favorable back drop for strong corporate profit growth in 2010.

Given the Fund's mandate and its ability to invest across many asset classes, it has been very well suited to take advantage of the


                                       Semiannual Report | November 30, 2009 | 7

GOF | Claymore/Guggenheim Strategic Opportunities Fund | QUESTIONS & ANSWERS continued


opportunities that have prevailed since the summer of 2007 when the Fund was launched. In the name of this Fund--Claymore/Guggenheim Strategic Opportunities Fund--the key term is "opportunities." The Fund was designed to invest across a broad array of sectors and securities, and to take advantage of the imbalances and dislocations that have existed in the marketplace over the last two years. GPAM continues to believe that a portfolio that is highly diversified across many asset classes, such as those represented by the Fund, can be of great value to investors in a wide variety of market conditions.

--------------------------------------------------------------------------------
INDEX DEFINITIONS

Indices are unmanaged, reflect no expenses and it is not possible to invest directly in an index.

The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Morgan Stanley Capital International ("MSCI") World Index is a float-adjusted capitalization-weighted index created by Morgan Stanley Capital International to measure equity market performance throughout the world.

The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays U.S. Corporate High Yield Index is an unmanaged index of below investment grade bonds issued by U.S. corporations.

The Barclays Commercial Mortgage Backed Securities Index is an unmanaged index of securities secured by mortgages on commercial real estate.

Barclays Capital U.S. Treasury Bill 1-3 Months Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default.

--------------------------------------------------------------------------------
RISKS AND OTHER CONSIDERATIONS

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

BELOW INVESTMENT-GRADE SECURITIES RISK: The Fund may invest in income securities rated below investment grade or, if unrated, determined by the Sub-Adviser to be of comparable credit quality, which are commonly referred to as "high-yield" or "junk" bonds. Investment in securities of below investment-grade quality involves substantial risk of loss. Income securities of below investment-grade quality are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments.

SENIOR AND SECOND LIEN SECURED LOANS RISK: The Fund's investments in senior loans and second lien secured floating-rate loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. The risks associated with senior loans of below investment-grade quality are similar to the risks of other lower-grade income securities. Second lien loans are second in right of payment to senior loans and therefore are subject to the additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior-secured obligations of the borrower. Second lien loans are expected to have greater price volatility and exposure to losses upon default than senior loans and may be less liquid.

STRUCTURED FINANCE INVESTMENTS RISK: The Fund's structured finance investments may include residential and commercial mortgage-related and asset-backed securities issued by governmental entities and private issuers, collateralized debt obligations and risk-linked securities. These securities entail considerable risk, including many of the risks described above (e.g., market risk, credit risk, interest rate risk and prepayment risk). The value of collateralized debt obligations also may change because of changes in the market's perception of the underlying collateral of the pool, the creditworthiness of the servicing agent for or the originator of the pool, or the financial institution or entity providing credit support for the pool. Returns on risk-linked securities are dependant upon such events as property or casualty damages which may be caused by such catastrophic events as hurricanes or earthquakes or other unpredictable events.

MEZZANINE INVESTMENTS RISK: Mezzanine investments are subject to the same risks associated with investment in senior loans, second lien loans and other lower-grade income securities. Mezzanine investments are expected to have greater price volatility than senior loans and second lien loans and may be less liquid.

PREFERRED STOCK RISK: Preferred stock is inherently more risky than the bonds and other debt instruments of the issuer, but typically less risky than its common stock. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt and common stock.


8 | Semiannual Report | November 30, 2009

GOF | Claymore/Guggenheim Strategic Opportunities Fund | QUESTIONS & ANSWERS continued


CONVERTIBLE SECURITIES RISK: As with all income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities also tend to reflect the market price of the underlying stock in varying degrees, depending on the relationship of such market price to the conversion price in the terms of the convertible security.

EQUITY RISK: Common equity securities' prices fluctuate for a number of reasons, including changes in investors' perceptions of the financial condition of an issuer, the general condition of the relevant stock market, and broader domestic and international political and economic events.

REAL ESTATE SECURITIES RISK: Because of the Fund's ability to invest in securities of companies in the real estate industry and to make indirect investments in real estate, it is subject to risks associated with the direct ownership of real estate, including declines in the value of real estate; general and local economic conditions; increased competition; and changes in interest rates. Because of the Fund's ability to make indirect investments in natural resources and physical commodities, and in real property asset companies, the Fund is subject to risks associated with such real property assets, including supply and demand risk, depletion risk, regulatory risk and commodity pricing risk.

PERSONAL PROPERTY ASSET COMPANY RISK: The Fund may invest in personal property asset companies such as special situation transportation assets. The risks of special situation transportation assets include cyclicality of supply and demand for transportation assets and risk of decline in the value of transportation assets and rental values. Private Securities Risk Private securities have additional risk considerations than with investments in comparable public investments.

INFLATION/DEFLATION RISK: There is a risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money.

DIVIDEND RISK: Dividends on common stock and other common equity securities which the Fund may hold are not fixed but are declared at the discretion of an issuer's board of directors. There is no guarantee that the issuers of the common equity securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.

PORTFOLIO TURNOVER RISK: The Fund's annual portfolio turnover rate may vary greatly from year to year. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

DERIVATIVES RISK: The Fund may be exposed to certain additional risks should the Sub-Adviser use derivatives as a means to synthetically implement the Fund's investment strategies. If the Fund enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time. During such period, the Fund may not have the ability to increase or decrease its exposure. In addition, such customized derivative instruments will likely be highly illiquid, and it is possible that the Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund's performance in a material adverse manner. Furthermore, derivative instruments typically contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events. If a termination were to occur, the Fund's return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.

FOREIGN SECURITIES AND EMERGING MARKETS RISK: Investing in foreign issuers may involve certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations, expropriation or nationalization of assets, imposition of withholding taxes on payments and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. Heightened risks of investing in emerging markets include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital.

FINANCIAL LEVERAGE RISK: Although the use of Financial Leverage by the Fund may create an opportunity for increased total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage proceeds are greater than the cost of Financial Leverage, the Fund's return will be greater than if Financial Leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage, the return to the Fund will be less than if Financial Leverage had not been used. Financial Leverage involves risks and special considerations for shareholders, including the likelihood of greater volatility of net asset value and market price of and dividends on the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings or in the dividend rates on any preferred shares that the Fund must pay will reduce the return to the Common Shareholders; and the effect of Financial Leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.

In addition to the risks described above, the Fund is also subject to: Income Securities Risk, Foreign Currency Risk, Risks Associated with the Fund's Covered Call Option Strategy, Risks of Real Property Asset Companies, Risks of Personal Property Asset Companies, Private Securities Risk, Derivative Transactions Risks, Investment Funds Risk, Private Investment Funds Risk, Affiliated Investment Funds Risk, Synthetic Investments Risk, Inflation/Deflation Risk, Anti-Takeover Provisions, Market Discount Risk, and Current Developments Risks. Please see www.claymore.com/gof for a more detailed discussion about Fund risks and considerations.


Semiannual Report | November 30, 2009 | 9

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Fund SUMMARY | AS OF NOVEMBER 30, 2009 (unaudited)


FUND STATISTICS
------------------------------------------------------
Share Price                                     $15.90
Common Share Net Asset Value                    $15.87
Premium/Discount to NAV                          0.19%
Net Assets Applicable to Common Shares ($000) $145,511
------------------------------------------------------

TOTAL RETURNS
------------------------------------------------------
(INCEPTION 7/27/07)                MARKET          NAV
------------------------------------------------------
Six Months                         46.99%       36.19%
One Year                           82.33%       50.72%
Since Inception - average annual    3.00%        3.98%
------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.claymore.com/gof. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor's shares, when sold, may be worth more or less than their original cost.

                                                               % OF LONG-TERM
TOP TEN HOLDINGS                                                 INVESTMENTS
-----------------------------------------------------------------------------
Commercial Mortgage Pass Through Certificates, Ser. 2006-C7,
Class A4, AAA, NR,
5.961%, 6/10/46                                                         7.0%

SPDR Trust, Series 1                                                    3.3%

Applebee's Enterprises LLC, Ser. 2007-1A, Class A22A, AAA, Aa3,
6.427%, 12/20/37                                                        3.0%

ARES CLO Funds, Ser. 2007-12A, Class B, AA, A3,
1.262%, 11/25/20                                                        3.0%

Airplanes Pass Through Trust, Ser. 2001-1A, Class A9, CCC, B1,
0.789%, 3/15/19                                                         2.8%

ProShares Ultra S&P500                                                  2.6%

Aviation Capital Group Trust, Ser. 2003-2A, Class G1, A, Aa2,
0.937%, 9/20/33                                                         2.3%

Dominos Pizza Master Issuer LLC, Ser. 2007-1, Class A2, BBB-, Baa3,
5.261%, 4/25/37                                                         1.7%

Diamonds Resort, Ser. 2009-1, Class A, A, NR,
9.310%, 3/20/36                                                         1.6%

Powershares QQQ                                                         1.5%
-----------------------------------------------------------------------------

Portfolio composition and holdings are subject to change daily. For more information, please visit www.claymore.com/gof. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.


                                  LINE CHART:
SHARE PRICE & NAV HISTORY

                Share Price     NAV
11/30/08           12.15       10.15
                   11.93        9.85
                   11.98        9.87
                   11.93        9.75
                   11.92        9.87
                   11.88        9.79
                   11.88        9.79
                   11.88        9.79
                   11.92        9.66
                   11.89        9.42
                   11.95        9.65
                   11.86        9.33
                   11.88        9.33
                   11.88        9.33
                   11.88        9.33
                   11.9         8.91
                   11.99        8.91
                   12.08        9.14
                   12.09        9.86
                   12.08       10.3
                   12.08       10.3
                   12.08       10.3
                   12.02       10.59
                   11.96       10.4
                   11.99       10.43
                   11.99       10.43
                   12.02       10.48
                   12.02       10.48
                   12.02       10.48
                   12.04       10.21
                   12.15       10.23
                   12.16       10.36
                   12.16       10.36
                   12.21       10.91
                   12.21       10.91
                   12.21       10.91
                   12.22       11
                   12.31       11.26
                   12.35       10.77
                   12.33       10.7
                   12.34       11.02
                   12.34       11.02
                   12.34       11.02
                   12.32       11.14
                   12.14       11.22
                   12.06       10.88
                   12.05       10.6
                   12.07       10.8
                   12.07       10.8
                   12.07       10.8
                   12.07       10.8
                   11.85       10.87
                   11.88       10.64
                   11.7        10.37
                   11.66       10.37
                   11.66       10.37
                   11.66       10.37
                   11.64       10.53
                   11.71       10.43
                   11.76       10.69
                   11.69       10.45
                   11.64       10.29
                   11.64       10.29
                   11.64       10.29
                   11.66       10.61
                   11.66       10.86
                   11.56       10.9
                   11.56       10.74
                   11.51       11.06
                   11.51       11.06
                   11.51       11.06
                   11.56       10.98
                   11.54       10.81
                   11.45       10.78
                   11.51       10.53
                   11.43       10.45
                   11.43       10.45
                   11.43       10.45
                   11.43       10.45
                   11.35       10.03
                   11.31        9.91
                   11.21        9.74
                   11.11        9.12
                   11.11        9.12
                   11.11        9.12
                   11.04        8.71
                   11.07        9.25
                   11.03        9.2
                   10.97        9.28
                   10.86        9.1
                   10.86        9.1
                   10.86        9.1
                   10.78        8.85
                   10.71        8.73
                   10.74        9.1
                   10.66        8.37
                   10.6         8.02
                   10.6         8.02
                   10.6         8.02
                   10.51        7.5
                   10.58        8.15
                   10.49        8.08
                   10.59        8.41
                   10.67        8.71
                   10.67        8.71
                   10.67        8.71
                   10.68        8.9
                   10.72        8.89
                   10.81        8.95
                   10.81        9.16
                   10.79        9.05
                   10.79        9.05
                   10.79        9.05
                   10.83        9.27
                   10.84        9.15
                   10.87        9.26
                   10.91        9.43
                   10.94        9.33
                   10.94        9.33
                   10.94        9.33
                   10.93        9.01
                   10.99        9.34
                   11.03        9.58
                   11.08        9.85
                   11.08        9.88
                   11.08        9.88
                   11.08        9.88
                   11.07        9.74
                   11.04        9.67
                   11.1         9.87
                   11.16        9.97
                   11.16        9.97
                   11.16        9.97
                   11.16        9.97
                   11.05        9.71
                   11.04        9.72
                   11.11        9.88
                   11.16       10
                   11.2        10.2
                   11.2        10.2
                   11.2        10.2
                   11.12        9.96
                   11.16       10.09
                   11.18       10.08
                   11.2        10.08
                   11.27       10.18
                   11.27       10.18
                   11.27       10.18
                   11.29       10.17
                   11.31       10.23
                   11.32       10.58
                   11.42       10.62
                   11.42       10.62
                   11.42       10.62
                   11.42       10.62
                   11.48       10.66
                   11.53       10.61
                   11.71       10.85
                   11.88       10.87
                   12.01       11.35
                   12.01       11.35
                   12.01       11.35
                   12.08       11.35
                   12.16       11.16
                   12.04       10.74
                   12.07       11.17
                   12.12       11.15
                   12.12       11.15
                   12.12       11.15
                   12.13       11.29
                   12.26       11.49
                   12.38       11.42
                   12.37       11.16
                   12.34       11.45
                   12.34       11.45
                   12.34       11.45
                   12.34       11.45
                   12.34       11.9
                   12.19       11.69
                   12.22       11.6
                   12.42       11.53
                   12.42       11.53
5/31/09            12.42       11.53
                   12.37       12.1
                   12.41       12.04
                   12.48       12.06
                   12.5        12.08
                   12.36       12.3
                   12.36       12.3
                   12.36       12.3
                   12.33       12.43
                   12.39       12.35
                   12.42       12.38
                   12.31       12.4
                   12.39       12.41
                   12.39       12.41
                   12.39       12.41
                   12.43       12.45
                   12.47       12.2
                   12.53       12.11
                   12.45       12.01
                   12.46       12.35
                   12.46       12.35
                   12.46       12.35
                   12.47       12.08
                   12.48       12.05
                   12.51       12.32
                   12.62       12.55
                   12.67       12.5
                   12.67       12.5
                   12.67       12.5
                   12.73       12.79
                   12.72       12.68
                   12.73       12.92
                   12.66       12.8
                   12.66       12.8
                   12.66       12.8
                   12.66       12.8
                   12.62       12.85
                   12.53       12.68
                   12.57       12.4
                   12.63       12.53
                   12.68       12.25
                   12.68       12.25
                   12.68       12.25
                   12.61       12.32
                   12.75       12.66
                   12.8        13.06
                   12.85       13.13
                   12.98       13.06
                   12.98       13.06
                   12.98       13.06
                   12.99       13.12
                   13.09       13.27
                   13.12       13.12
                   13.13       13.6
                   13.23       13.89
                   13.23       13.89
                   13.23       13.89
                   13.28       13.84
                   13.31       13.6
                   13.33       13.53
                   13.39       13.86
                   13.5        13.7
                   13.5        13.7
                   13.5        13.7
                   13.58       13.95
                   13.62       14.34
                   13.65       14.05
                   13.67       14.22
                   13.95       14.23
                   13.95       14.23
                   13.95       14.23
                   14.02       14.56
                   14.19       14.55
                   14.1        14.5
                   14.14       14.77
                   14.15       14.88
                   14.15       14.88
                   14.15       14.88
                   14.18       14.26
                   14.12       14.36
                   14.17       14.27
                   14.13       14.35
                   14.11       14.68
                   14.11       14.68
                   14.11       14.68
                   14.17       14.47
                   14.21       14.36
                   14.22       14.29
                   14.22       14.29
                   14.28       14.3
                   14.28       14.3
                   14.28       14.3
                   14.27       14.3
                   14.24       14.35
                   14.28       14.61
                   14.37       14.86
                   14.44       14.88
                   14.44       14.88
                   14.44       14.88
                   14.44       14.88
                   14.53       15.13
                   14.57       15.4
                   14.74       15.23
                   14.64       14.96
                   14.64       14.96
                   14.64       14.96
                   14.65       14.96
                   14.68       15.05
                   14.7        15.2
                   14.76       15.13
                   14.78       15.01
                   14.78       15.01
                   14.78       15.01
                   14.82       15.01
                   14.89       15.33
                   14.92       15.27
                   14.95       15.06
                   14.95       15.01
                   14.95       15.01
                   14.95       15.01
                   15.06       15.39
                   15.08       15.31
                   15.1        15.36
                   15.07       15.38
                   15.05       15.19
                   15.05       15.19
                   15.05       15.19
                   15.09       15.23
                   15.16       15.4
                   15.19       15.39
                   15.41       15.43
                   15.41       15.63
                   15.41       15.63
                   15.41       15.63
                   15.4        15.91
                   15.28       15.54
                   15.32       15.65
                   15.33       15.72
                   15.39       15.6
                   15.39       15.6
                   15.39       15.6
                   15.47       15.56
                   15.54       15.75
                   15.51       15.65
                   15.55       15.86
                   15.54       15.82
                   15.54       15.82
                   15.54       15.82
                   15.5        15.84
                   15.6        15.77
                   15.58       15.1
                   15.57       15.19
                   15.6        14.9
                   15.6        14.9
                   15.6        14.9
                   15.6        15.2
                   15.54       15.54
                   15.52       15.58
                   15.52       15.75
                   15.67       15.76
                   15.67       15.76
                   15.67       15.76
                   15.76       15.91
                   15.62       15.58
                   15.63       15.58
                   15.67       15.36
                   15.71       15.28
                   15.71       15.28
                   15.71       15.28
                   15.77       15.3
                   15.8        15.3
                   15.79       15.41
                   15.79       15.66
                   15.79       15.69
                   15.79       15.69
                   15.79       15.69
                   15.81       15.61
                   15.81       15.74
                   15.85       15.72
                   15.85       15.72
                   15.86       15.84
                   15.86       15.84
11/30/09           15.90       15.87


                                   BAR CHART:
MONTHLY DIVIDENDS PER SHARE

Nov 08  0.154
Dec     0.154
Jan 09  0.154
Feb     0.154
Mar     0.154
Apr     0.154
May     0.154
Jun     0.154
Jul     0.154
Aug     0.154
Sep     0.154
Oct     0.154
Nov 09  0.154

                                   PIE CHART:

PORTFOLIO COMPOSITION (% of Total Investments)
----------------------------------------------
ASSET CLASS
----------------------------------------------
Asset Backed Securities                 43.5%
Collateralized Mortgage Obligations     23.3%
Corporate Bonds                         16.8%
Exchange-Traded Funds                    9.3%
Term Loans                               3.7%
Preferred Stock                          2.4%
U.S. Government and Agency Securities    1.0%
Options                                  0.0%*
----------------------------------------------
* Less than 0.1%


                                   PIE CHART:

CREDIT QUALITY*
----------------------------------------------
AAA (Includes U.S.
Government Obligations)                 30.0%
AA                                      12.9%
A                                       14.2%
BBB                                     14.2%
BB                                       7.5%
B                                        8.1%
CCC                                      2.6%
Common Stock/Other                      10.5%
----------------------------------------------

* Represents higher of either S&P, Moody's or Fitch as a percentage of long term investments


10 | Semiannual Report | November 30, 2009

GOF | Claymore/Guggenheim Strategic Opportunities Fund


Portfolio of INVESTMENTS | NOVEMBER 30, 2009 (unaudited)

    PRINCIPAL                                                     OPTIONAL CALL
       AMOUNT DESCRIPTION                                             PROVISION          VALUE
-----------------------------------------------------------------------------------------------
              LONG-TERM INVESTMENTS -- 131.9%
              CORPORATE BONDS -- 22.2%
              ADVERTISING -- 0.3%
$     400,000 MDC Partners, Inc., B+, B2
              11.000%, 11/1/16 (Canada) (a) (b)                11/1/13 @ 105.50   $    400,000
-----------------------------------------------------------------------------------------------
              AEROSPACE/DEFENSE -- 0.4%
      565,000 Global Aviation Holdings Ltd., BB-, Ba3
              14.000%, 8/15/13 (United Kingdom) (a) (b)        8/15/12 @ 110.50        559,350
-----------------------------------------------------------------------------------------------
              AIRLINES -- 2.1%
    1,351,819 America West Airlines LLC, Ser. 011G, BB+, B1
              7.100%, 4/2/21                                                N/A      1,067,937
    2,000,000 United Air Lines, Inc., BBB, Ba1
              9.750%, 1/15/17                                               N/A      2,035,000
-----------------------------------------------------------------------------------------------
                                                                                     3,102,937
-----------------------------------------------------------------------------------------------
              BANKS -- 8.3%
    1,000,000 Agfirst Farm Credit Bank, A, NR
              7.300%, 10/31/49 (a) (b)                          1/4/10 @ 100.00        700,840
    1,250,000 Barclays Bank PLC, BBB+, Baa2
              6.278%, 12/29/49 (United Kingdom) (a) (d)       12/15/34 @ 100.00        931,713
    1,200,000 BNP Paribas, A, Aa3
              7.195%, 6/29/49 (France) (a) (b) (d)             6/25/37 @ 100.00      1,104,000
    1,000,000 Credit Agricole SA, A-, Aa3
              6.637%, 5/29/49 (France) (a) (b) (d)             5/31/17 @ 100.00        790,000
    1,500,000 Farm Credit Bank, Ser. 1, NR, A2
              7.561%, 11/29/49 (a) (d)                         12/15/13 @100.00      1,066,710
    1,000,000 Fifth Third Bancorp, BBB-, Baa2
              8.250%, 3/1/38 (a)                                            N/A        958,783
    1,000,000 KeyCorp Capital III, BB, Baa2
              7.750%, 7/15/29 (a)                                           N/A        873,293
    1,250,000 Mellon Capital IV, Ser. 1, A-, A1
              6.244%, 6/20/49 (a) (d)                          6/20/12 @ 100.00        981,250
    1,250,000 Northgroup Preferred Capital Corp., A, A1
              6.378%, 1/29/49 (a) (b) (d)                      10/15/17 @ 100.00     1,042,450
      700,000 PNC Preferred Funding Trust III, BBB, Baa2
              8.700%, 2/19/49 (a) (b) (d)                      3/15/13 @ 100.00        686,833
      500,000 Rabobank Nederland NV, AA-, Aa2
              11.000%, 12/29/49 (Netherlands) (a) (b) (d)      6/30/19 @ 100.00        618,204
    1,400,000 Royal Bank of Scotland Group PLC, Ser. U, CC, B3
              7.640%, 3/31/49 (United Kingdom) (a) (d)         9/29/17 @ 100.00        654,500
    1,250,000 US AgBank FCB, A, A2
              6.110%, 4/29/49 (a) (b) (d)                      7/10/12 @ 100.00        710,050
    1,000,000 Wells Fargo Capital XIII, Ser. GMTN, A-, Ba1
              7.700%, 12/29/49 (a) (d)                         3/26/13 @ 100.00        910,000
-----------------------------------------------------------------------------------------------
                                                                                    12,028,626
-----------------------------------------------------------------------------------------------
              COMMERCIAL SERVICES -- 0.2%
      250,000 R.R. Donnelley & Sons Co., BBB, Baa3
              11.250%, 2/1/19 (a)                                           N/A        312,215
-----------------------------------------------------------------------------------------------

    PRINCIPAL                                                        OPTIONAL CALL
       AMOUNT DESCRIPTION                                                PROVISION         VALUE
-------------------------------------------------------------------------------------------------
              DIVERSIFIED FINANCIAL SERVICES -- 2.2%
              Hampton Roads PPV LLC, NR, Baa2 (a) (b)
$   1,000,000 6.071%, 12/15/41                                                 N/A   $    779,640
    1,000,000 6.171%, 6/15/53                                                  N/A        763,930
    2,000,000 Svensk Exportkredit AB, A, NR
              6.375%, 10/29/49 (Sweden) (a) (b)                   3/27/10 @ 100.00      1,655,226
-------------------------------------------------------------------------------------------------
                                                                                        3,198,796
-------------------------------------------------------------------------------------------------
              ELECTRIC -- 0.6%
    1,000,000 Wisoncsin Energy Corp., BBB-, Baa1
              6.250%, 5/15/67 (a) (d)                             5/15/17 @ 100.00        882,500
-------------------------------------------------------------------------------------------------
              ENTERTAINMENT AND GAMING -- 2.0%
    1,000,000 Agua Caliente Band of Cahuilla Indians, NR, NR
              6.350%, 10/1/15 (b)                                              N/A        944,930
      500,000 Downstream Development Authority of the
              Quapaw Tribe of Oklahoma, B-, Caa1
              12.000%, 10/15/15 (b)                              10/15/11 @ 109.00        402,500
      500,000 Indianapolis Downs LLC/Indiana Downs Capital Corp.,
              CCC, Caa2 11.000%, 11/1/12 (b)                      11/1/10 @ 105.50        304,375
      700,000 Lions Gate Entertainment, Inc., B, B1
              10.250%, 11/1/16 (b)                                11/1/13 @ 105.13        680,750
      600,000 River Rock Entertainment Authority (The), B+, B2
              9.750%, 11/1/11 (a)                                  1/4/10 @ 100.00        552,000
-------------------------------------------------------------------------------------------------
                                                                                        2,884,555
-------------------------------------------------------------------------------------------------
              FOOD & BEVERAGE -- 0.3%
      500,000 Panda Restaurant, NR, NR,
              6.600%, 8/23/17 (e)                                                         389,055
-------------------------------------------------------------------------------------------------
              HEALTH CARE -- 0.2%
      250,000 Apria Healthcare Group, Inc., BB+, Baa2
              11.250%, 11/1/14 (a) (b)                            11/1/11 @ 105.63        273,750
-------------------------------------------------------------------------------------------------
              INSURANCE -- 4.3%
    1,000,000 Allstate Corp. (The), BBB, Baa1
              6.500%, 5/15/57 (a) (d)                             5/15/37 @ 100.00        830,000
    1,000,000 American Financial Group, Inc., BBB, Baa2
              9.875%, 6/15/19 (a)                                              N/A      1,117,585
    1,000,000 AXA SA, BBB+, Baa1
              6.463%, 12/14/49 (France) (a) (b) (d)              12/14/18 @ 100.00        761,250
      400,000 Blue Coast Ltd., Ser. A, B+, NR
              9.819%, 12/8/10 (Cayman Islands) (b) (e) (f)                     N/A        388,692
      700,000 Blue Fin Ltd., BB+, NR
              4.684%, 4/10/12 (Cayman Islands) (a) (b) (e) (f)     4/8/10 @ 101.00        623,840
    1,000,000 Metlife Capital Trust IV, BBB, Baa1
              7.875%, 12/15/37 (a) (b)                           12/15/32 @ 100.00        950,000
      500,000 National Life Insurance Co., A-, Baa1
              10.500%, 9/15/39 (a) (b)                                         N/A        506,725
    1,250,000 Progressive Corp. (The), A-, A2
              6.700%, 6/15/37 (a) (d)                             6/15/17 @ 100.00      1,062,500
-------------------------------------------------------------------------------------------------
                                                                                        6,240,592
-------------------------------------------------------------------------------------------------

See notes to financial statements.

                                      Semiannual Report | November 30, 2009 | 11

GOF | Claymore/Guggenheim Strategic Opportunities Fund | PORTFOLIO OF INVESTMENTS (unaudited) continued

    PRINCIPAL                                                           OPTIONAL CALL
       AMOUNT DESCRIPTION                                                   PROVISION           VALUE
------------------------------------------------------------------------------------------------------
              INVESTMENT COMPANIES -- 0.6%
              Allied Capital Corp., BB, B1 (a)
$     695,000 6.625%, 7/15/11                                                     N/A    $     640,889
      290,000 6.000%, 4/1/12                                                      N/A          246,144
------------------------------------------------------------------------------------------------------
                                                                                               887,033
------------------------------------------------------------------------------------------------------
              TELECOMMUNICATIONS -- 0.7%
    1,086,000 Clearwire Communications LLC/Clearwire Finance, Inc.,
              B-, Caa1 12.000%, 12/1/15 (b)                          12/1/12 @ 106.00        1,071,067
------------------------------------------------------------------------------------------------------
              TOTAL CORPORATE BONDS -- 22.2%
              (Cost $36,646,244)                                                            32,230,476
------------------------------------------------------------------------------------------------------
              ASSET BACKED SECURITIES -- 57.3%
              COLLATERALIZED DEBT OBLIGATIONS -- 2.7%
    2,118,005 Aspen Funding I Ltd., Ser. 2002-1A, Class A1L, AAA, Ba1,
              0.884%, 7/10/37 (Cayman Islands) (b) (e)                                       1,143,723
    1,192,021 Coronado CDO Ltd., Ser. 1X, Class A1, BB+, B3,
              1.166%, 9/4/38 (Cayman Islands) (e)                                              655,611
    4,485,925 Duke Funding Ltd., Ser. 2003-5A, Class 1W, CCC, Caa2,
              0.825%, 8/7/33 (Cayman Islands) (b) (e)                                        1,525,214
      719,181 MWAM CBO Ltd., Ser. 2001-1A, AA, A3,
              1.486%, 1/30/31 (Cayman Islands) (b) (e)                                         532,194
------------------------------------------------------------------------------------------------------
                                                                                             3,856,742
------------------------------------------------------------------------------------------------------
              COLLATERALIZED LOAN OBLIGATIONS -- 19.7%
    7,500,000 ARES CLO Funds, Ser. 2007-12A, Class B, AA, A3,
              1.262%, 11/25/20 (Cayman Islands) (b) (e)                                      5,775,000
      635,902 Armstrong Loan Funding Ltd., Ser. 2008-1A,
              Class B, AAA, Aa3,
              1.281%, 8/1/16 (Cayman Islands) (b) (e)                                          544,567
    2,000,000 Black Diamond CLO Ltd., Ser. 2006-1A,
              Class B, AA, Baa2,
              0.671%, 4/29/19 (Cayman Islands) (a) (b) (e)                                   1,439,680
    2,000,000 Black Diamond CLO Ltd., Ser. 2006-1A,
              Class C, A, Ba2,
              0.971%, 4/29/19 (Cayman Islands) (a) (b) (e)                                   1,233,720
    1,936,267 Callidus Debt Partners Fund Ltd., Ser. 6A,
              Class A1T, AAA, A3,
              0.543%, 10/23/21 (Cayman Islands) (b) (c) (e)                                  1,671,037
      750,000 CapitalSource Commercial Loan Trust, Ser. 2006-2A,
              Class A1B, AAA, Aaa,
              0.567%, 9/20/22 (b) (e)                                                          572,835
      606,439 CapitalSource Commercial Loan Trust, Ser. 2006-2A,
              Class APT, AAA, Aaa,
              0.477%, 9/20/22 (b) (e)                                                          545,795
    1,000,000 Friedbergmilstein Private Capital Fund, Ser. 2004-1A,
              Class B2, AA, A3,
              5.409%, 1/15/19 (Cayman Islands) (b) (c)                                         867,460
      614,759 GE Commercial Loan Trust, Ser. 2006-1,
              Class A2, AAA, Aa3,
              0.514%, 4/19/17 (a) (b) (c) (e)                                                  520,549

    PRINCIPAL
       AMOUNT DESCRIPTION                                                       VALUE
--------------------------------------------------------------------------------------
$     800,000 Mountain View Funding CLO, Ser. 2007-3A,
              Class A2, AAA, A3,
              0.624%, 4/16/21 (Cayman Islands) (b) (e)                  $     632,000
    1,000,000 Nantucket CLO Ltd., Ser. 2006-1A, Class B, AA, Aa2,
              0.682%, 11/24/20 (Cayman Islands) (b) (e)                       789,960
    1,500,000 Rosedale CLO Ltd., Ser. I-A, Class A1J, A+, Baa1,
              0.692%, 7/24/21 (Cayman Islands) (b) (e)                      1,192,500
    2,000,000 Stanfield Modena CLO Ltd., Ser. 2004-1A, Class C, A, Ba2,
              1.539%, 9/22/16 (Cayman Islands) (a) (b) (e)                  1,231,120
      600,000 Start CLO Ltd., Ser 2006-2, Class C, A+, Baa1,
              1.033%, 6/29/12 (Cayman Islands) (e)                            497,724
    1,000,000 Start CLO Ltd., Ser 2006-2, Class D, BBB+, Baa3,
              2.133%, 6/29/12 (Cayman Islands) (e)                            751,800
      400,000 Start CLO Ltd., Ser. 2006-3A, Class C, A-, A1,
              1.022%, 6/7/11 (Cayman Islands) (b) (e)                         378,296
      550,000 Start CLO Ltd., Ser. 2006-3A, Class D, BBB, Baa1,
              2.072%, 6/7/11 (Cayman Islands) (b) (e)                         500,120
      100,000 Start CLO Ltd., Ser 2006-3X, Class F, NR, NR,
              17.322%, 6/7/11 (Cayman Islands) (e)                             77,000
      500,000 Start CLO Ltd., Ser. 2007-4A, Class D, BBB+, Baa1,
              1.833%, 12/26/11 (Cayman Islands) (a) (b) (e)                   412,400
    1,000,000 Start CLO Ltd., Ser. 2007-4A, Class E, BB+, Ba1,
              3.883%, 12/26/11 (Cayman Islands) (a) (b) (e)                   765,890
      100,000 Start CLO Ltd., Ser 2007-4X, Class E, BB+, Ba1,
              3.883%, 12/26/11 (Cayman Islands) (e)                            74,854
    2,000,000 TCW Global Project Fund, Ser. 2004-1A, Class A1, NR, NR,
              1.184%, 6/15/16 (Cayman Islands) (b) (c) (e)                  1,922,220
    2,000,000 TCW Global Project Fund, Ser. 2004-1A, Class B1, NR, NR,
              2.234%, 6/15/16 (Cayman Islands) (b) (c) (e)                  1,400,560
    1,000,000 TCW Global Project Fund, Ser. 2005-1A, Class B2, A, NR,
              5.793%, 9/1/17 (Cayman Islands) (b) (c)                         780,975
    4,000,000 Telos CLO Ltd., Ser. 2006-1A, Class A2, AAA, Aa2,
              0.684%, 10/11/21 (Cayman Islands) (b) (e)                     2,800,000
    2,500,000 Telos CLO Ltd., Ser. 2006-1A, Class B, AA, A2,
              0.774%, 10/11/21 (Cayman Islands) (b) (e)                     1,250,000
--------------------------------------------------------------------------------------
                                                                           28,628,062
--------------------------------------------------------------------------------------
              COMMERCIAL REAL ESTATE -- 1.1%
    2,000,000 Wrightwood Capital Real Estate CDO Ltd., Ser. 2005-1A,
              Class A1, AAA, Aa3,
              0.587%, 11/21/40 (Cayman Islands) (b) (c) (e)                 1,584,980
--------------------------------------------------------------------------------------
              COMMERCIAL RECEIVABLES -- 2.3%
    2,000,000 HFG Healthco-4 LLC, Ser. 2006-1A, Class A, NR, Aa2,
              0.642%, 6/5/12 (b) (e)                                        1,796,880
    2,000,000 Sealane Trade Finance, Ser. 2007-1A, Class E, NR, NR,
              15.262%, 11/25/12 (Cayman Islands) (a) (b) (e)                1,602,740
--------------------------------------------------------------------------------------
                                                                            3,399,620
--------------------------------------------------------------------------------------


See notes to financial statements.

12 | Semiannual Report | November 30, 2009

GOF | Claymore/Guggenheim Strategic Opportunities Fund | PORTFOLIO OF INVESTMENTS (unaudited) continued

    PRINCIPAL
       AMOUNT DESCRIPTION                                                                  VALUE
-------------------------------------------------------------------------------------------------
              CORPORATE DEBT OBLIGATIONS -- 0.7%
$     950,194 Muzinich CBO II Ltd., Ser. A2-A, AA+, B1,
              7.150%, 10/15/13 (Bermuda) (b) (c)                                    $    911,027
      162,895 Phoenix Funding Ltd., Ser. 2001-1, AA, Aa2,
              0.959%, 4/15/13 (e)                                                        143,567
-------------------------------------------------------------------------------------------------
                                                                                       1,054,594
-------------------------------------------------------------------------------------------------
              CREDIT CARDS -- 0.4%
      500,000 1st Financial Bank USA, Ser. 2009-B, Class D, BBB-, NR,
              11.000%, 4/15/15 (b)                                                       502,305
-------------------------------------------------------------------------------------------------
              FINANCIALS -- 0.0%*
       44,940 Blue Falcon, Ser. A-2, NR, NR,
              5.460%, 12/25/16 (b)                                                        45,245
-------------------------------------------------------------------------------------------------
              INSURANCE -- 2.2%
    1,822,385 321 Henderson Receivables I LLC, Ser. 2007-3A, Class A, BBB, Baa1,
              6.150%, 10/15/48 (a) (b)                                                 1,565,155
      461,915 321 Henderson Receivables I LLC, Ser. 2008-1A, Class A, AAA, Aaa,
              6.190%, 1/15/44 (a) (b)                                                    401,778
      500,000 321 Henderson Receivables I LLC, Ser. 2008-1A, Class B, AA, NR,
              8.370%, 1/15/46 (a) (b)                                                    393,205
      500,000 321 Henderson Receivables I LLC, Ser. 2008-1A, Class C, A, NR,
              9.360%, 1/15/48 (a) (b)                                                    412,080
      500,000 321 Henderson Receivables I LLC, Ser. 2008-1A, Class D, BBB, NR,
              10.810%, 1/15/50 (a) (b)                                                   432,495
      100,000 Ballantyne Re PLC, Ser. 2006-1A, Class A2A, CC, NR,
              0.545%, 5/2/36 (b) (e)                                                      20,000
-------------------------------------------------------------------------------------------------
                                                                                       3,224,713
-------------------------------------------------------------------------------------------------
              RESIDENTIAL LOANS -- 0.5%
      500,000 GSAA Trust, Ser. 2007-5, Class 1F2A, CCC, Caa1,
              5.788%, 3/25/47 (a) (e)                                                    209,434
      869,157 Structured Asset Securities Corp., Ser. 2007-BNC1, Class A2, CCC, NR,
              1.336%, 10/25/37 (e)                                                       554,462
-------------------------------------------------------------------------------------------------
                                                                                         763,896
-------------------------------------------------------------------------------------------------
              STUDENT LOANS -- 0.3%
      391,848 MRU Student Loan Trust, Ser. 2008-A, Class A1A, AAA, NR,
              7.400%, 1/25/41 (b) (c)                                                    256,865
      202,567 MRU Student Loan Trust, Ser. 2008-A, Class B, AA, NR,
              5.782%, 1/25/41 (b) (c) (e)                                                 90,769
      202,567 MRU Student Loan Trust, Ser. 2008-A, Class C, A, NR,
              7.782%, 1/25/41 (b) (c) (e)                                                107,027
-------------------------------------------------------------------------------------------------
                                                                                         454,661
-------------------------------------------------------------------------------------------------
              TIMESHARES -- 3.3%
    3,047,372 Diamonds Resort, Ser. 2009-1, Class A, A, NR,
              9.310%, 3/20/36 (a) (b)                                                  3,046,968
    1,609,753 Sierra Receivables Funding Co., Ser. 2006-1A, Class A1, BBB-, Baa3,
              5.840%, 5/20/18 (a) (b)                                                  1,599,910
      128,578 Special Asset Facility, Ser. 2009-A, Class A, NR, NR,
              9.000%, 2/20/25 (a) (b)                                                    127,629
-------------------------------------------------------------------------------------------------
                                                                                       4,774,507
-------------------------------------------------------------------------------------------------

    PRINCIPAL
       AMOUNT  DESCRIPTION                                                                   VALUE
---------------------------------------------------------------------------------------------------
               TRANSPORTATION -- 13.4%
$   2,230,427  Aircraft Certificate Owner Trust, Ser. 2003-1A, Class D, BB+, Ba3,
               6.455%, 9/20/22 (b)                                                   $   1,962,776
    2,000,000  Aircraft Certificate Owner Trust, Ser. 2003-1A, Class E, BB+, Ba3,
               7.001%, 9/20/22 (b)                                                       1,326,080
    2,518,540  Aircraft Lease Securitisation Ltd., Ser. 2007-1A, Class G3, A-, Baa1,
               0.502%, 5/10/32 (Jersey) (b) (e)                                          1,737,793
    1,209,606  Airplanes Pass Through Trust, Ser. 1R, Class A8, BB-, Baa3,
               0.614%, 3/15/19 (e)                                                       1,144,589
   13,500,000  Airplanes Pass Through Trust, Ser. 2001-1A, Class A9, CCC, B1,
               0.789%, 3/15/19 (e)                                                       5,400,000
    1,129,270  Aviation Capital Group Trust, Ser. 2000-1A, Class A1, BB, Ba3,
               1.219%, 11/15/25 (b) (e)                                                    556,166
    6,586,980  Aviation Capital Group Trust, Ser. 2003-2A, Class G1, A, Aa2,
               0.937%, 9/20/33 (b) (e)                                                   4,413,276
      612,627  CLI Funding LLC, Ser. 2006-1A, Class A, BBB, Baa3,
               0.418%, 8/18/21 (b) (e)                                                     430,310
      416,710  Helios Finance LP, Ser. 2007-S1, Class B1, BBB, Baa3,
               0.937%, 10/20/14 (Cayman Islands) (b) (e)                                   386,553
      433,851  Lease Investment Flight Trust, Ser. 1, Class A3, B+, Baa3,
               0.669%, 7/15/16 (c) (e)                                                     307,115
    2,295,000  Triton Container Finance LLC, Ser. 2006-1A, BBB, Baa2,
               0.406%, 11/26/21 (b) (e)                                                  1,793,864
---------------------------------------------------------------------------------------------------
                                                                                        19,458,522
---------------------------------------------------------------------------------------------------
               TRUST PREFERRED STOCKS -- 3.0%
    6,000,000  Attentus CDO Ltd., Ser. 2007-3A, Class A1B, AAA, Aa3,
               0.544%, 10/11/42 (Cayman Islands) (b) (e)                                 2,224,614
    4,836,817  Preferred Term Securities XXIII Ltd., BBB-, B1,
               0.609%, 12/22/36 (Cayman Islands) (b) (e)                                 2,152,383
---------------------------------------------------------------------------------------------------
                                                                                         4,376,997
---------------------------------------------------------------------------------------------------
               WHOLE BUSINESS -- 7.7%
    6,424,030  Applebee's Enterprises LLC, Ser. 2007-1A, Class A22A, AAA, Aa3,
               6.427%, 12/20/37 (a) (b)                                                  5,812,976
    3,760,000  Dominos Pizza Master Issuer LLC, Ser. 2007-1, Class A2, BBB-, Baa3,
               5.261%, 4/25/37 (a) (b)                                                   3,226,009
    2,000,000  IHOP Franchising LLC, Ser. 2007-1A, Class A1, BBB-, Baa2,
               5.144%, 3/20/37 (a) (b)                                                   1,727,140
      600,000  NuCO2 Funding LLC, Ser. 2008-1A, Class A1, NR, Baa2,
               7.250%, 6/25/38 (b) (c)                                                     500,772
---------------------------------------------------------------------------------------------------
                                                                                        11,266,897
---------------------------------------------------------------------------------------------------
               TOTAL ASSET BACKED SECURITIES -- 57.3%
               (Cost $80,636,458)                                                       83,391,741
---------------------------------------------------------------------------------------------------

See notes to financial statements.

Semiannual Report | November 30, 2009 | 13

GOF | Claymore/Guggenheim Strategic Opportunities Fund | PORTFOLIO OF INVESTMENTS (unaudited) continued

    PRINCIPAL
       AMOUNT  DESCRIPTION                                                                         VALUE
---------------------------------------------------------------------------------------------------------
               COLLATERALIZED MORTGAGE OBLIGATIONS -- 30.7%
$     500,000  Banc of America Commercial Mortgage, Inc., Ser. 2003-2, Class G, A-, NR,
               5.493%, 3/11/41 (b) (e)                                                     $     330,145
    1,000,000  Banc of America Commercial Mortgage, Inc., Ser. 2004-5, Class B, AA+, Aa2,
               5.058%, 11/10/41 (a) (e)                                                          644,256
      600,000  Banc of America Commercial Mortgage, Inc., Ser. 2005-5, Class AJ, AAA, Aaa,
               5.321%, 10/10/45 (a) (e)                                                          476,066
    1,500,000  Bear Stearns Commercial Mortgage Securities, Ser. 2005-PW10, Class AJ, AAA, NR,
               5.618%, 12/11/40 (a) (e)                                                        1,153,372
      500,000  Citigroup Commercial Mortgage Trust, Ser. 2004-C2, Class E, A-, A3,
               5.023%, 10/15/41 (b) (e)                                                          345,249
    1,200,000  Citigroup Commercial Mortgage Trust, Ser. 2007-C6, Class AM, A, NR,
               5.888%, 12/10/49 (e)                                                              816,849
    2,000,000  Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2005-CD1,
               Class AJ, AAA, Aaa,
               5.399%, 7/15/44 (a) (e)                                                         1,585,882
    1,000,000  Commercial Mortgage Pass Through Certificates, Ser. 2006-CN2A,
               Class F, BB+, NR,
               5.756%, 2/5/19 (a) (b) (e)                                                        738,866
   13,500,000  Commercial Mortgage Pass Through Certificates, Ser. 2006-C7,
               Class A4, AAA, NR,
               5.961%, 6/10/46 (e) (m)                                                        13,403,970
    4,277,565  Countrywide Alternative Loan Trust, Ser. 2006-OA19, Class A1, CCC, Ba2,
               0.417%, 2/20/47 (a) (e)                                                         1,913,046
    3,137,242  Countrywide Home Equity Loan Trust, Ser. 2004-S, Class 1A, CCC, B3,
               0.479%, 2/15/30 (e)                                                             1,247,843
    1,643,024  Countrywide Home Loan Mortgage Pass Through Trust, Ser. 2005-HYB8,
               Class 4A1, B+, B2,
               5.494%, 12/20/35 (e)                                                            1,091,648
    1,425,000  Credit Suisse First Boston Mortgage Securities Corp., Ser. 2005-TFLA,
               Class K, AA+, Aaa,
               1.539%, 2/15/20 (a) (b) (e)                                                     1,399,196
    1,500,000  Credit Suisse Mortgage Capital Certificates, Ser. 2006-C3,
               Class AM, BBB-, Aaa,
               6.020%, 6/15/38 (a) (e)                                                         1,174,058
      143,999  Deutsche ALT-A Securities, Inc., Alternate Loan Trust, Ser. 2006-AB4,
               Class A1A, CCC, Caa1,
               6.005%, 10/25/36 (e)                                                              80,678
    2,000,000  Greenwich Capital Commercial Funding Corp., Ser. 2005-GG3,
               Class AJ, AAA, Aa2,
               4.859%, 8/10/42 (a) (e)                                                         1,563,992
    1,000,000  Greenwich Capital Commercial Funding Corp., Ser. 2005-GG5,
               Class AJ, BBB, Aaa,
               5.478%, 4/10/37 (a) (e)                                                           653,990

    PRINCIPAL
       AMOUNT  DESCRIPTION                                                                        VALUE
--------------------------------------------------------------------------------------------------------
$     600,000  GS Mortgage Securities Corp. II, Ser. 2001-GL3A,
               Class E, NR, A3,
               6.852%, 8/5/18 (b) (e)                                                 $          516,293
      843,544  Impac Secured Assets CMN Owner Trust, Ser. 2007-3,
               Class A1A, CCC, Caa1,
               0.346%, 9/25/37 (e)                                                               439,956
    1,468,769  Indymac Index Mortgage Loan Trust, Ser. 2006-AR9,
               Class 3A1, AAA, B3,
               5.692%, 6/25/36 (e)                                                             1,104,245
      700,000  JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2002-C1,
               Class E, A-, A2,
               6.135%, 7/12/37 (b)                                                               621,488
    1,000,000  JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP3,
               Class AJ, BBB, Aaa,
               5.105%, 8/15/42 (a) (e)                                                           752,990
    2,600,000  JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11,
               Class AM, BB+, Aaa,
               6.006%, 6/15/49 (a) (e)                                                         1,814,545
    2,000,000  Morgan Stanley Capital I, Ser. 2005-HQ6, Class AJ, AAA, NR,
               5.073%, 8/13/42 (a) (e)                                                         1,532,192
    1,250,000  Morgan Stanley Capital I, Ser. 2006- IQ12, Class AM, A, NR,
               5.370%, 12/15/43 (a)                                                              963,846
    1,000,000  Morgan Stanley Capital I, Ser. 2006-T23, Class AM, AAA, NR,
               5.984%, 8/12/41 (a) (e)                                                           808,152
      462,627  New Century Home Equity Loan Trust, Ser. 2004-A, Class AII9, BBB+, A2,
               5.450%, 8/25/34 (e)                                                               302,088
    1,088,000  TBW Mortgage Backed Pass Through Certificates, Ser. 2006-6, Class A3, D, Caa2,
               5.750%, 1/25/37 (g)                                                               629,783
    2,500,000  TBW Mortgage Backed Pass Through Certificates, Ser. 2006-6, Class A5B, D, Caa3,
               6.040%, 1/25/37 (g)                                                             1,188,925
    2,000,000  TIAA Seasoned Commercial Mortgage Trust, Ser. 2007-C4, Class AJ, AAA, NR,
               6.073%, 8/15/39 (a) (e)                                                         1,551,526
      750,000  Timberstar Trust, Ser. 2006-1A, Class C, A, A2,
               5.884%, 10/15/36 (a) (b)                                                          675,000
    1,054,204  TW Hotel Funding 2005 LLC, Ser. 2005-LUX, Class L, BB+, Ba1,
               1.789%, 1/15/21 (b) (e)                                                           889,865
    2,000,000  Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C20, Class AJ, BBB-, Aaa,
               5.310%, 7/15/42 (a) (e)                                                         1,541,575
    1,000,000  Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C21, Class AJ, AAA, Aaa,
               5.384%, 10/15/44 (a) (e)                                                          793,538
--------------------------------------------------------------------------------------------------------
               TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS -- 30.7%
               (Cost $50,476,811)                                                             44,745,113
--------------------------------------------------------------------------------------------------------

See notes to financial statements.

14 | Semiannual Report | November 30, 2009

GOF | Claymore/Guggenheim Strategic Opportunities Fund | PORTFOLIO OF INVESTMENTS (unaudited) continued

   NUMBER
OF SHARES DESCRIPTION                                                            VALUE
---------------------------------------------------------------------------------------
          PREFERRED STOCK -- 3.2%
          BANKS -- 1.5%
   40,000 BB&T Capital Trust VI, 9.600% (a)                              $   1,086,000
   50,000 Santander Finance Preferred SA Unipersonal, 6.500% (Spain) (a)     1,157,500
---------------------------------------------------------------------------------------
                                                                             2,243,500
---------------------------------------------------------------------------------------
          DIVERSIFIED FINANCIAL SERVICES -- 0.7%
   50,000 Deutsche Bank Contingent Capital Trust II, 6.550% (a)                987,500
   37,600 Lehman Brothers Holdings, Inc., Ser. J, 7.950% (h)                     3,798
---------------------------------------------------------------------------------------
                                                                               991,298
---------------------------------------------------------------------------------------
          INSURANCE -- 0.3%
   20,000 Aegon NV, 6.375% (Netherlands) (a)                                   336,600
    3,800 ING Groep NV, 7.050% (Netherlands) (a)                                65,702
---------------------------------------------------------------------------------------
                                                                               402,302
---------------------------------------------------------------------------------------
          TELECOMMUNICATION -- 0.7%
    1,000 Centaur Funding Corp., 9.080% (Cayman Islands) (b)                   987,812
---------------------------------------------------------------------------------------
          TOTAL PREFERRED STOCK -- 3.2%
          (Cost $5,817,313)                                                  4,624,912
---------------------------------------------------------------------------------------
          EXCHANGE-TRADED FUNDS -- 12.3%
   25,000 DIAMONDS Trust,Series I (a) (i)                                    2,589,000
   66,000 Powershares QQQ (a) (i)                                            2,874,960
   25,000 ProShares Ultra Dow30 (a) (i)                                      1,078,250
  135,100 ProShares Ultra S&P500 (a) (i)                                     4,982,488
   57,400 SPDR Trust, Series 1 (a) (i)                                       6,307,112
---------------------------------------------------------------------------------------
          TOTAL EXCHANGE-TRADED FUNDS -- 12.3%
          (Cost $17,614,776)                                                17,831,810
---------------------------------------------------------------------------------------

    PRINCIPAL
       AMOUNT  DESCRIPTION                                          VALUE
---------------------------------------------------------------------------
               U.S. GOVERNMENT AND AGENCY SECURITIES -- 1.3%
$   2,000,000  Freddie Mac, Ser. 1, AAA, Aaa,
               6.500%, 6/3/24 (a) (e)
               (Cost $2,000,000)                             $   1,900,000
---------------------------------------------------------------------------
               TERM LOANS (J) -- 4.9%
               CONSUMER PRODUCTS -- 0.6%
      977,538  Navisite, Inc., B-, B3,
               11.150%, 9/19/14 (e)                                835,795
---------------------------------------------------------------------------
               ELECTRONICS -- 1.1%
      467,744  Clientlogic Corp., B+, B3,
               5.768%, 1/30/14 (e)                                 402,260
    1,279,142  GXS Corp., B+, Ba3,
               9.250%, 10/18/14 (e)                              1,273,808
---------------------------------------------------------------------------
                                                                 1,676,068
---------------------------------------------------------------------------
               HEALTHCARE, EDUCATION & CHILDCARE -- 1.0%
      814,339  Aurora Diagnostics LLC, B-, B3,
               4.530%, 12/10/12 (c) (e)                            753,264
      848,409  Embanet, B, B2,
               3.290%, 6/28/12 (e)                                 695,695
---------------------------------------------------------------------------
                                                                 1,448,959
---------------------------------------------------------------------------
               HOME & OFFICE FURNISHINGS -- 0.4%
      692,502  Centaur LLC, CCC+, B2,
               11.250%, 11/9/14 (e)                                611,708
---------------------------------------------------------------------------
               LEISURE -- 0.9%
    1,448,876  Bushnell Performance Optics, BB-, Ba3,
               4.530%, 8/24/13 (e)                               1,260,522
---------------------------------------------------------------------------
               RETAIL STORES -- 0.9%
    1,064,718  Deb Shops, Inc., B-, B3,
               7.000%, 4/23/14 (e)                                 399,269
      977,500  Mattress Firm, B, Ba3,
               2.540%, 10/23/14 (e)                                686,694
      111,851  QVC, Inc., NR, NR,
               3.740%, 3/3/11 (e)                                  110,174
      100,666  QVC, Inc., NR, NR,
               4.240%, 6/3/11 (e)                                   99,096
---------------------------------------------------------------------------
                                                                 1,295,233
---------------------------------------------------------------------------
               TOTAL TERM LOANS -- 4.9%
               (Cost $8,551,279)                                 7,128,285
---------------------------------------------------------------------------
               TOTAL LONG-TERM INVESTMENTS -- 131.9%
               (Cost $201,742,881)                             191,852,337
---------------------------------------------------------------------------


See notes to financial statements.


                                      Semiannual Report | November 30, 2009 | 15

GOF | Claymore/Guggenheim Strategic Opportunities Fund | PORTFOLIO OF INVESTMENTS (unaudited) continued

                                                             EXPIRATION   EXERCISE
CONTRACTS     OPTIONS PURCHASED                                    DATE      PRICE           VALUE
---------------------------------------------------------------------------------------------------
              CALL OPTIONS PURCHASED -- 0.0%*
          40  CBOE S&P 500 Volatility Index (i) (k) (l)
              (Cost $19,600)                              December 2009      20.00    $      17,208
---------------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 131.9%
              (Cost $201,762,481)                                                       191,869,545
              Liabilities in excess of Other Assets -- (0.5%)                              (719,750)
              Total Options Written -- (0.5%)                                              (642,011)
              Borrowings -- (17.0%)                                                     (24,727,551)
              Reverse Repurchase Agreements -- (13.9%)                                  (20,269,263)
---------------------------------------------------------------------------------------------------
              NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS -- 100.0%                  $ 145,510,970
===================================================================================================

* Less than 0.1%

AB -- Stock Company

CBO -- Collateralized Bond Obligation

CDO -- Collateralized Debt Obligation

CLO -- Collateralized Loan Obligation

FCB -- Farmers Credit Bureau

LLC -- Limited Liability Company

LP -- Limited Partnership

N/A -- Not Available

NV -- Publicly Traded Company

PLC -- Public Limited Company

SA -- Corporation

(a) All or a portion of this security has been physically segregated in connection with swap agreements, line of credit, options and reverse repurchase agreements. As of November 30, 2009, the total amount segregated was $95,363,673.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2009, these securities amounted to $96,797,901 which represents 66.5% of net assets applicable ot common shares.

(c) Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees and is based, in part on significant unobservable inputs. The total market value of such securities is $11,674,620 which represents 8.0% of net assets applicable to common shares.

(d) Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.

(e) Floating or Variable Rate Coupon. Rate shown is in effect at November 30, 2009.

(f) Risk-Linked Security -- A risk-linked security is a form of derivative issued by insurance companies and insurance related special purpose vehicles that apply securitization techniques to catastrophic property and casualty dam- ages. The security is typically a debt obligation for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger event. " Depending on the specific terms and structure of the security, this trigger could be the result of a hurricane, earthquake or some other catastrophic event.

(g) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(h)  Non-income producing as security is in default.

(i) All or a portion of this security position represents cover for outstanding options written.

(j) Term loans held by the Fund have a variable interest rate feature which is periodically adjusted based on an underlying interest rate benchmark. In addition, term loans may include mandatory and/or optional prepay- ment terms. As a result, the actual maturity dates of the loans may be different than the amounts disclosed in the portfolio of investments. Term loans may be considered restricted in that the Fund may be contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the sale or disposition of loan.

(k)  Non-income producing security.

(l)  Represents 100 shares per contract.

(m) All or a portion of this security was acquired, and has been physically segregated in connection with the Fund's participation in the Term Asset-Backed Securities Loan Facility program (the "TALF program") operated by the Federal Reserve Bank of New York. As of November 30, 2009, the total amount physically segregated was $13,403,970. See Notes to Financial Statements.

Ratings shown are per Standard & Poor's and Moody's. Securities classified as NR are not rated.

                                                   EXPIRATION   EXERCISE
CONTRACTS   OPTIONS WRITTEN (k)                          DATE      PRICE      VALUE
------------------------------------------------------------------------------------
            CALL OPTIONS WRITTEN -- (0.5%)
        40  CBOE S&P 500 Volatility Index (l)   December 2009   $  25.00  $    5,754
       250  DIAMONDS Trust, Series I (l)        December 2009     103.00      47,000
       660  Powershares QQQ (l)                 December 2009      43.00      74,580
       250  ProShares Ultra Dow30 (l)           December 2009      43.00      36,875
     1,351  ProShares Ultra S&P500 (l)          December 2009      37.00     170,901
       900  S&P 500 Index                       December 2009   1,110.00      11,171
     6,900  S&P 500 Index                       December 2009   1,090.00     155,825
       574  SPDR Trust, Series 1 (l)            December 2009     109.00     139,195
------------------------------------------------------------------------------------
            TOTAL VALUE OF CALL OPTIONS WRITTEN
            (Premiums received $640,125)                                     641,301
------------------------------------------------------------------------------------
            PUT OPTIONS WRITTEN -- (0.0%*)
        40  CBOE S&P 500 Volatility Index (l)   December 2009   20.00            710
            (Premiums received $800)
------------------------------------------------------------------------------------
            TOTAL VALUE OF OPTIONS WRITTEN -- (0.5%)
            (Premiums received $640,925)                                  $  642,011
====================================================================================

* Less than 0.1%


See notes to financial statements.

16 | Semiannual Report | November 30, 2009

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Statement of ASSETS AND LIABILITIES | NOVEMBER 30, 2009 (unaudited)

ASSETS
   Investments in securities, at value (cost $201,762,481)                                                      $ 191,869,545
   Cash                                                                                                             3,749,837
   Restricted cash                                                                                                  1,340,000
   Investments sold receivable                                                                                      2,935,261
   Unrealized appreciation on swaps                                                                                 2,365,520
   Interest receivable                                                                                              1,351,632
   Dividends receivable                                                                                                 8,467
   Other assets                                                                                                         6,125
------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                                203,626,387
------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Borrowings                                                                                                      24,727,551
   Reverse repurchase agreements                                                                                   20,269,263
   Payable on TALF Loan                                                                                            10,630,271
   Unrealized depreciation on swaps                                                                                 1,409,375
   Options written at value (premiums received of $640,925)                                                           642,011
   Advisory fee payable                                                                                               165,046
   Interest due on borrowings                                                                                         115,725
   Administration fee payable                                                                                           4,533
   Accrued expenses and other liabilities                                                                             151,642
------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                                            58,115,417
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                      $ 145,510,970
==============================================================================================================================

COMPOSITION OF NET ASSETS
Common stock, $.01 par value per share; unlimited number of shares authorized, 9,166,423
   shares issued and outstanding                                                                                $      91,664
Additional paid-in capital                                                                                        166,573,039
Accumulated net realized loss on investments, foreign currency transactions, options, futures and swaps           (11,135,396)
Accumulated net unrealized depreciation on investments, options and swaps                                          (8,937,877)
Distributions in excess of net investment income                                                                   (1,080,460)
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                      $ 145,510,970
==============================================================================================================================
NET ASSET VALUE (based on 9,166,423 common shares outstanding)                                                  $       15.87
==============================================================================================================================


See notes to financial statements.

                                      Semiannual Report | November 30, 2009 | 17

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Statement of OPERATIONS | FOR THE SIX MONTHS ENDED NOVEMBER 30, 2009 (UNAUDITED)

INVESTMENT INCOME
   Dividends                                                                       $      221,803
   Interest                                                                             7,903,513
-----------------------------------------------------------------------------------------------------------------
      Total income                                                                                $    8,125,316
-----------------------------------------------------------------------------------------------------------------
EXPENSES
   Investment Advisory fee                                                                869,290
   Professional fees                                                                      109,447
   Custodian fee                                                                           78,131
   Fund accounting fee                                                                     73,160
   Trustees'fees and expenses                                                              37,991
   Printing expense                                                                        29,605
   Administration fee                                                                      23,900
   Line of credit fee                                                                      22,935
   NYSE listing fee                                                                        10,615
   Transfer agent fee                                                                       9,706
   Insurance                                                                                9,254
   Miscellaneous                                                                            6,517
   Interest expense                                                                       452,630
-----------------------------------------------------------------------------------------------------------------
      Total expenses                                                                                   1,733,181
-----------------------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME                                                                            6,392,135
-----------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
      Investments                                                                                      1,890,529
      Options                                                                                         (1,499,491)
      Swaps                                                                                            1,567,946
   Net change in unrealized appreciation (depreciation) on:
      Investments                                                                                     30,472,040
      Options                                                                                            328,023
      Swaps                                                                                              853,281
-----------------------------------------------------------------------------------------------------------------
   NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, OPTIONS, AND SWAP TRANSACTIONS                    33,612,328
-----------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                              $   40,004,463
=================================================================================================================

See notes to financial statements.

18 | Semiannual Report | November 30, 2009

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Statement of CHANGES IN NET ASSETS |

                                                                                                        FOR THE
                                                                                               SIX MONTHS ENDED        FOR THE
                                                                                              NOVEMBER 30, 2009     YEAR ENDED
                                                                                                    (UNAUDITED)   MAY 31, 2009
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income                                                                        $     6,392,135  $   9,668,019
   Net realized gain (loss) on investments, options, foreign currency transaction,
      futures and swaps                                                                               1,958,984     (9,642,859)
   Net change in unrealized appreciation(depreciation) on investments, options, unfunded
      commitments and swaps                                                                          31,653,344    (29,632,229)
-------------------------------------------------------------------------------------------------------------------------------
      Net increase(decrease) in net assets resulting from operations                                 40,004,463    (29,607,069)
-------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From and in excess of net investment income                                                       (8,440,491)   (12,332,718)
   Return of capital                                                                                         --     (4,493,766)
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     (8,440,491)   (16,826,484)
-------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
   Reinvestment of dividends                                                                            871,483             --
-------------------------------------------------------------------------------------------------------------------------------
      Net increase from capital share transactions                                                      871,483             --
-------------------------------------------------------------------------------------------------------------------------------
      Total increase(decrease) in net assets                                                         32,435,455    (46,433,553)

NET ASSETS
   Beginning of period                                                                              113,075,515    159,509,068
-------------------------------------------------------------------------------------------------------------------------------
   End of period (including accumulated undistributed net investment
   income of ($1,080,460) and $967,896, respectively)                                           $   145,510,970  $ 113,075,515
===============================================================================================================================


See notes to financial statements.

                                      Semiannual Report | November 30, 2009 | 19

GOF | Claymore/Guggenheim Strategic Opportunities Fund


Statement of CASH FLOWS | FOR THE SIX MONTHS ENDED NOVEMBER 30, 2009 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:

   Net increase in net assets resulting from operations                                                            $    40,004,463
-----------------------------------------------------------------------------------------------------------------------------------
ADJUSTMENTS TO RECONCILE NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH USED IN OPERATING AND INVESTING
 ACTIVITIES:
   Net unrealized appreciation on investments                                                                          (30,472,040)
   Net unrealized appreciation on options                                                                                 (328,023)
   Net unrealized appreciation on swaps                                                                                   (853,281)
   Net accretion of bond discount and amortization of bond premium                                                      (3,473,589)
   Net realized loss on options                                                                                          1,499,491
   Net realized gain on investments                                                                                     (1,890,529)
   Purchase of long-term investments (including options exercised)                                                     (87,738,269)
   Cost of written options assigned and closed                                                                          (4,399,867)
   Proceeds from sale of long-term investments                                                                          71,047,147
   Decrease in dividends receivable                                                                                          3,961
   Increase in interest receivable                                                                                        (120,873)
   Decrease in receivable for investments sold                                                                           1,314,430
   Decrease in other assets                                                                                                  9,779
   Decrease in payable for investments purchased                                                                        (2,885,624)
   Increase in interest due on borrowings                                                                                  103,325
   Premiums received on call options written                                                                             4,306,234
   Increase in advisory fee payable                                                                                         45,808
   Increase in administration fee payable                                                                                    1,254
   Increase in accrued expenses and other liabilities                                                                       31,853
-----------------------------------------------------------------------------------------------------------------------------------
      Net Cash Used in Operating and Investing Activities                                                              (13,794,350)
-----------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:

   Dividends paid to common shareholders                                                                                (7,569,008)
   Increase in reverse repurchase agreements                                                                            11,312,013
   Increase in TALF loans                                                                                               10,630,271
   Increase in borrowings                                                                                                2,600,000
-----------------------------------------------------------------------------------------------------------------------------------
      Net Cash Provided by Financing Activities                                                                         16,973,276
-----------------------------------------------------------------------------------------------------------------------------------
   Net increase in cash                                                                                                  3,178,926
CASH AT BEGINNING OF PERIOD                                                                                              1,910,911
-----------------------------------------------------------------------------------------------------------------------------------
CASH AT END OF PERIOD*                                                                                            $      5,089,837
-----------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION: CASH PAID DURING THE PERIOD FOR INTEREST                        $        336,905
===================================================================================================================================

*    A portion of the ending cash balance is restricted.


See notes to financial statements.

20 | Semiannual Report | November 30, 2009

GOF | Claymore/Guggenheim Strategic Opportunities Fund


Financial HIGHLIGHTS |


                                                                                                 FOR THE
                                                                                        SIX MONTHS ENDED            FOR THE
PER SHARE OPERATING PERFORMANCE                                                        NOVEMBER 30, 2009         YEAR ENDED
FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD                                         (UNAUDITED)       MAY 31, 2009
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                           $   12.42          $   17.52
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (a)                                                                        0.70               1.06
   Net realized and unrealized gain (loss) on investments, options, futures, swaps and
      unfunded commitments                                                                          3.67              (4.31)
-------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                              4.37              (3.25)
-------------------------------------------------------------------------------------------------------------------------------
COMMON SHARE OFFERING EXPENSES CHARGED TO PAID-IN-CAPITAL                                             --                 --
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From and in excess of net investment income                                                     (0.92)             (1.36)
   Return of capital                                                                                  --              (0.49)
-------------------------------------------------------------------------------------------------------------------------------
   Total distributions                                                                             (0.92)             (1.85)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                 $   15.87          $   12.42
===============================================================================================================================
MARKET VALUE, END OF PERIOD                                                                    $   15.90          $   11.53
===============================================================================================================================
TOTAL INVESTMENT RETURN(c)
   Net asset value                                                                                 36.19%            -18.37%
   Market value                                                                                    46.99%            -19.51%
RATIOS AND SUPPLEMENTAL DATA
Net assets, applicable to common shareholders, end of period (thousands)                       $ 145,511          $ 113,076
Ratios to Average Net Assets applicable to Common Shares:
   Total expenses, excluding interest expense                                                       1.97%(d)(f)        2.06%(f)
   Total expenses, including interest expense                                                       2.67%(d)(f)        3.25%(f)
   Net investment income, including interest expense                                                9.84%(d)           7.84%
Portfolio turnover (g)                                                                               43%                 58%
Senior Indebtedness
   Total Borrowings outstanding (in thousands)                                                 $  55,627          $  31,085
   Asset coverage per $1,000 of indebtedness (e)                                               $   3,616          $   4,638


                                                                                      FOR THE PERIOD
                                                                                      JULY 27, 2007*
PER SHARE OPERATING PERFORMANCE                                                              THROUGH
FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD                                    MAY 31, 2008
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                      $    19.10(b)
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (a)                                                                    0.79
   Net realized and unrealized gain (loss) on investments, options, futures, swaps and
      unfunded commitments                                                                     (0.99)
-----------------------------------------------------------------------------------------------------------
      Total from investment operations                                                         (0.20)
-----------------------------------------------------------------------------------------------------------
COMMON SHARE OFFERING EXPENSES CHARGED TO PAID-IN-CAPITAL                                      (0.04)
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From and in excess of net investment income                                                 (0.98)
   Return of capital                                                                           (0.36)
-----------------------------------------------------------------------------------------------------------
   Total distributions                                                                         (1.34)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                            $    17.52
===========================================================================================================
MARKET VALUE, END OF PERIOD                                                               $    16.78
===========================================================================================================
TOTAL INVESTMENT RETURN(c)
   Net asset value                                                                             -1.40%
   Market value                                                                                -9.41%
RATIOS AND SUPPLEMENTAL DATA
Net assets, applicable to common shareholders, end of period (thousands)                  $  159,509
Ratios to Average Net Assets applicable to Common Shares:
   Total expenses, excluding interest expense                                                   1.72%(d)(f)
   Total expenses, including interest expense                                                   3.36%(d)(f)
   Net investment income, including interest expense                                            5.08%(d)
Portfolio turnover (g)                                                                           210%
Senior Indebtedness
   Total Borrowings outstanding (in thousands)                                            $   76,016
   Asset coverage per $1,000 of indebtedness (e)                                          $    3,098


*    Commencement of operations.

(a)  Based on average shares outstanding during the period.

(b)  Before deduction of offering expenses charged to capital.

(c) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns.Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e) Calculated by subtracting the Fund's total liabilities (not including the borrowings) from the Fund's total assets and dividing by the total borrowings.

(f) The ratios of total expenses to average net assets applicable to common shares and to average managed assets do not reflect fees and expense incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratio, the net impact to the expense ratios would be 0.03% for the six months ended November 30, 2009, 0.08% for the year ended May 31, 2009 and 0.04% for the period ended May 31, 2008.

(g)  Portfolio turnover is not annualized for periods less than one year.


See notes to financial statements.

                                      Semiannual Report | November 30, 2009 | 21

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Notes to FINANCIAL STATEMENTS | NOVEMBER 30, 2009 (UNAUDITED)


Note 1 -- ORGANIZATION:
Claymore/Guggenheim Strategic Opportunities Fund (the "Fund") was organized as a Delaware statutory trust on November 13, 2006. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act").

The Fund's primary investment objective is to maximize total return through a combination of current income and capital appreciation.

Note 2 -- ACCOUNTING POLICIES:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In June 2009, the Financial Accounting Standards Board ("FASB") established the FASB Accounting Standards CodificationTM ("ASC") as the single source of authoritative accounting principles reorganized by the FASB in preparation of financial statements in conformity with GAAP. The ASC superseded existing non-grandfathered, non-U.S. Securities and Exchange Commission ("SEC") accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance with the ASC carried an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC did not have a material effect of the Fund's financial statements.

The following is a summary of significant accounting policies followed by the Fund.

(a) VALUATION OF INVESTMENTS The Fund values equity securities at the last reported sale price on the principal exchange or in the principal Over-the-Counter ("OTC") market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange ("NYSE") on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Preferred stocks are valued at their sales price as of the close of the exchange on which they are traded. Preferred stocks for which the last sales price is not available are valued at the last available bid price. Debt securities (including asset-backed securities, collateralized mortgage obligations, and term loans) are valued at the last available bid price. If bids are not available, debt securities are estimated using valuation models that incorporate market data that may include assumptions relating to current yields, timing of cash flows, dealer quotes, prepayment risk, value of underlying collateral, general market conditions, liquidity and prices of other debt securities with comparable coupon rates, maturities/duration, and credit quality. Foreign securities are translated from the local currency into U.S. dol lars using the current exchange rate. The Fund's securities that are primarily traded in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when holders of common shares have no ability to trade common shares on the NYSE. Investment Companies are valued at the last available closing price. The Fund values exchange-traded options and other derivative contracts at the mean of the best bid and asked prices at the close on those exchanges on which they are traded. When market price quotes are not readily available, the independent pricing service or in the absence of a pricing service for a particular investment or derivative instrument, the Board of Trustees of the Fund, or its designee, which may include Guggenheim Partners Asset Managers, LLC (the "Sub-Advisor), may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity, rating, indications of value from security dealers, evaluations of anticipated cash flows or collateral, spread over treasuries, and other information and analysis. The Sub-Advisor also uses third party service providers to model certain securities using cash flow models to represent a fair market value. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security's (or asset's) "fair value". Such "fair value" is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security's disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company's financial statements, and
(viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

The Fund adopted FASB ASC 820, Fair Value Measurements and Disclosures ("ASC820") (formerly known as the Statement of Financial Accounting Standard ("SFAS") No. 157) effective June 1, 2009. In accordance with ASC820, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC820 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation). The following table represents the Fund's investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of November 30, 2009:

DESCRIPTION
(VALUE IN $000S)               LEVEL 1  LEVEL 2  LEVEL 3    TOTAL
-----------------------------------------------------------------
Assets:
Corporate Bonds:
Advertising                       $ --  $   400     $ --   $  400
Aerospace/Defense                   --      559       --      559
Airlines                            --    3,103       --    3,103
Banks                               --   12,029       --   12,029
Commercial Services                 --      312       --      312
Diversified Financial Services      --    3,199       --    3,199
Electric                            --      882       --      882
Entertainment and Gaming            --    2,884       --    2,884
Food & Beverage                     --      389       --      389
Health Care                         --      274       --      274
Insurance                           --    6,241       --    6,241
Investment Companies                --      887       --      887
Telecommunications                  --    1,071       --    1,071


22 | Semiannual Report | November 30, 2009

GOF | Claymore/Guggenheim Strategic Opportunities Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) continued


DESCRIPTION
(VALUE IN $000S)                      LEVEL 1    LEVEL 2  LEVEL 3     TOTAL
----------------------------------------------------------------------------
Asset Backed Securities
Collateralized Debt Obligations       $      -- $  3,857  $    --  $  3,857
Collateralized Loan Obligations              --   21,465    7,163    28,628
Commercial Real Estate                       --       --    1,585     1,585
Commercial Receivables                       --    3,400       --     3,400
Corporate Debt Obligations                   --      144      911     1,055
Credit Cards                                 --      502       --       502
Financials                                   --       45       --        45
Insurance                                    --    3,225       --     3,225
Residential Loans                            --      764       --       764
Student Loans                                --       --      455       455
Timeshares                                   --    4,774       --     4,774
Transportation                               --   19,151      307    19,458
Trust Preferred Stocks                       --    4,377       --     4,377
Whole Business                               --   10,766      501    11,267
Preferred Stock                           4,625       --       --     4,625
Collateralized Mortgage Obligations          --   44,745       --    44,745
Exchange-Traded Funds                    17,832       --       --    17,832
U.S. Government and Agency Securities        --    1,900       --     1,900
Term Loans:
Consumer Products                            --      836       --       836
Electronics                                  --    1,676       --     1,676
Healthcare, Education & Childcare            --      696      753     1,449
Home & Office Furnishings                    --      612       --       612
Leisure                                      --    1,260       --     1,260
Retail Stores                                --    1,295       --     1,295
Interest Rate Swaps                          --    1,944       --     1,944
Total Return Swaps                           --      422       --       422
Call Options Purchased                       --       17       --        17
----------------------------------------------------------------------------
Total                                 $  22,457 $160,103  $11,675  $194,235
============================================================================
Liabilities:
Credit Default Swaps                  $      -- $  1,397  $    --  $  1,397
Total Return Swaps                           --       12       --        12
Options Written                             469      173       --       642
----------------------------------------------------------------------------
Total                                 $     469 $  1,582  $    --  $  2,051
============================================================================

The following table presents the activity of the Fund's investments measured at fair value using significant unobservable inputs (Level 3 valuations) for the period ended November 30, 2009.

LEVEL 3 HOLDINGS               SECURITIES     DERIVATIVES      TOTAL
--------------------------------------------------------------------
(value in $000s)
Beginning Balance at 5/31/09     $ 33,038            $ --  $  33,038
Total Realized Gain/Loss               37              --         37
Change in Unrealized Gain/Loss     (2,188)             --     (2,188)
Net Purchases and Sales              (470)             --       (470)
Net Transfers In/Out              (18,742)             --    (18,742)
--------------------------------------------------------------------
Ending Balance at 11/30/09       $ 11,675            $ --  $  11,675
====================================================================

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) SWAPS

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions. The line item is removed upon settlement according to the terms of the swap agreement.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gain (loss) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

(d) COVERED CALL OPTIONS

The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on equity securities and indices. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to the Fund's common shareholders.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the

                                      Semiannual Report | November 30, 2009 | 23

GOF | Claymore/Guggenheim Strategic Opportunities Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) continued


amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised; the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(e) FUTURES

A futures contract is an agreement to buy or sell a financial instrument at a particular price on a stipulated future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit established by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the counterparty an amount of cash equal to the daily fluctuation in the value of the contract. Such receipt or payment is known as the variation margin and is recorded by the Fund as unrealized appreciation or depreciation. The Fund bears the market risk that arises from the change in the value of these financial instruments. As of November 30, 2009 there were no future contracts outstanding.

(f) CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in a Fund's accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions on the Fund's Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation in the Fund's Statement of Operations.

(g) DISTRIBUTIONS TO SHAREHOLDERS

The Fund declares and pays monthly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. To the extent distributions exceed net investment income the excess will be deemed a return of capital. Any net realized long-term capital gains are distributed annually to common shareholders. It is likely that a portion of the current fiscal year distributions will be a return of capital for tax purposes, but this will not be known until after the Fund's fiscal year end which is May 31, 2010.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

(h) SUBSEQUENT EVENTS

Effective November 30, 2009, the Fund adopted ASC855, Subsequent Events ("ASC855") (formerly known as SFAS No. 165). ASC855 requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the statement of assets and liabilities. ASC855 is intended to establish general standards of accounting and for disclosure of events that occur after the statement of assets and liabilities date but before the financial statements are issued or are available to be issued. The Fund has performed an evaluation of subsequent events through January 26, 2010, which is the date the financial statements were issued.

Note 3 -- INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENT AND OTHER
          AGREEMENTS:

Pursuant to an Investment Advisory Agreement (the "Agreement") among the Fund and Claymore Advisors, LLC ("the Adviser"), the Adviser furnished offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Asset Management, LLC ("GPAM"), provides personnel including certain officers required for the Fund's administrative management and compensates all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund's average daily managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).

Pursuant to a Sub-Advisory Agreement (the "Sub-Advisory Agreement") between the Fund, the Adviser and GPAM, GPAM under the supervision of the Fund's Board of Trustees and the Adviser, provides a continuous investment program for the Fund's portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for its services, the Adviser pays GPAM a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average daily managed assets.

On July 17, 2009, Claymore Group Inc., the parent of the Adviser, entered into an Agreement and Plan of Merger between and among Claymore Group Inc., Claymore Holdings, LLC and GuggClay Acquisition, Inc., (with the latter two entities being wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC ("Guggenheim")) whereby GuggClay Acquisition, Inc. will merge into Claymore Group Inc. which is the surviving entity. This transaction was completed on October 14, 2009 (the "Effective Date") and resulted in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Adviser, became indirect, wholly-owned subsidiaries of Guggenheim. The transaction is not expected to affect the daily operations of the Funds or the investment management activities of the Adviser.

Under the Investment Company Act of 1940, as amended, (the "1940 Act"), the consummation of this transaction resulted in the automatic termination of the Advisory & Sub-Advisory Agreements. Accordingly, on September 28, 2009, the Board of Trustees approved an interim investment advisory agreement between the Fund and the Adviser (the "Interim Advisory Agreement") and an interim investment sub-advisory agreement among the Fund, the Adviser and GPAM (the "Interim Sub-Advisory Agreement" and together with the Interim Advisory Agreement, the "Interim Agreements"). The Interim Agreements took effect as of the Effective Date and will terminate upon the earlier of: (a) 150 calendar days after the Effective Date or (b) the approval of a new investment advisory agreement and a new investment sub-advisory agreement by the shareholders of the Fund. In addition, the advisory fees earned by the Adviser pursuant to the Interim Advisory Agreement and the sub-advisory fees earned by GPAM pursuant to the Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account with the Fund's custodian during the term of the Interim Agreements. If the Fund's shareholders approve a new advisory agreement with the Adviser prior to the expiration of the term of the Interim Advisory Agreement, the amount in the escrow account (including any interest earned) with respect to the Fund shall be paid to the Adviser. If the Fund's shareholders approve a new sub-advisory agreement with GPAM prior to the expiration of the term of the Interim Sub-Advisory Agreement, the amount in the escrow account (including any interest earned) with respect to the Fund shall be paid to GPAM. If the Fund's

24 | Semiannual Report | November 30, 2009

GOF | Claymore/Guggenheim Strategic Opportunities Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) continued


shareholders do not approve a new advisory agreement with the Adviser, or a new sub-advisory agreement with GPAM, prior to the expiration of the term of the Interim Agreements, the Adviser or GPAM, as applicable, shall be paid, out of the escrow account with respect to the Fund, the lesser of (i) the Adviser's or GPAM's costs incurred in providing the services under the Interim Agreements (including any interest earned on that amount while in escrow) with respect to the Fund; or (ii) the total amount in the escrow account (including any interest earned) with respect to the Fund. Other than the effective dates and the provisions set forth above regarding the advisory and sub-advisory fees' placement into an escrow account, the terms and conditions of the Interim Agreements are substantively identical to those of the original Advisory Agreement and Sub-Advisory Agreement.

On September 28, 2009, the Board of Trustees approved a new investment advisory agreement between the Fund and the Adviser (the "New Advisory Agreement") and a new investment sub-advisory agreement among the Fund, the Adviser and GPAM (the "New Sub-Advisory Agreement" and together with the New Advisory Agreement, the "New Agreements") and recommended that the New Agreements be submitted to the shareholders of the Fund for their approval. The New Agreements will take effect with respect to the Fund upon their approval by the shareholders of the Fund and will have an initial term of one year. Thereafter, the New Agreements will continue in effect only if their continuance is approved by the Board of Trustees. Other than effective dates, there are no material differences between the terms of the New Agreements and those of the original Advisory Agreement and Sub-Advisory Agreement.

Under a separate Fund Administration agreement, the Adviser provides fund administration services to the Fund. As compensation for services performed under the Administration Agreement, the Advisor receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

MANAGED ASSETS                                                     RATE
-----------------------------------------------------------------------
First $200,000,000                                              0.0275%
Next $300,000,000                                               0.0200%
Next $500,000,000                                               0.0150%
Over $1,000,000,000                                             0.0100%

For the six months ended November 30, 2009 the Fund recognized expenses of approximately $23,900 for these services.

The Bank of New York Mellon ("BNY") acts as the Fund's custodian, accounting agent, and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As accounting agent BNY is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Certain officers and trustees of the Fund are also officers and directors of the Adviser or GPAM. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.

Note 4 -- FEDERAL INCOME TAXES:
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the components of investments, excluding written options, and net assets as of November 30, 2009 is as follows:

                                                           NET TAX            NET TAX
COST OF                GROSS TAX      GROSS TAX         UNREALIZED         UNREALIZED
INVESTMENTS FOR       UNREALIZED     UNREALIZED    DEPRECIATION ON    APPRECIATION ON
TAX PURPOSES        APPRECIATION   DEPRECIATION        INVESTMENTS        DERIVATIVES
-------------------------------------------------------------------------------------
$211,108,359         $10,464,558   ($29,703,372)      ($19,238,814)          $955,059
-------------------------------------------------------------------------------------

Tax Components of the following balances as of May 31, 2009 are as follows:

                                  UNDISTRIBUTED                  UNDISTRIBUTED
                               ORDINARY INCOME/               LONG-TERM GAINS/
                                   (ACCUMULATED                   (ACCUMULATED
                                 ORDINARY LOSS)                  CAPITAL LOSS)
-------------------------------------------------------------------------------
                                      ($642,673)                    (3,748,502)
-------------------------------------------------------------------------------

The differences between book basis and tax basis unrealized appreciation/ (depreciation) is attributable to the tax deferral of losses on wash sales.

For federal income tax purposes, as of May 31, 2009, the Fund had no capital loss carryforward.

Capital losses and foreign currency transactions incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer capital losses and foreign currency transactions related losses from 2009 in the amount of $3,748,502 and $1,395, respectively.

For the year ended May 31, 2009, the tax character of distributions paid to common shareholders as reflected in the Statement of Changes in Net Assets was as follows:

DISTRIBUTIONS PAID FROM                                         2009
--------------------------------------------------------------------
Ordinary Income                                          $12,332,718
Capital Gain                                                      --
Return of Capital                                          4,493,766
--------------------------------------------------------------------
Total distributions paid                                $ 16,826,484
====================================================================

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 -- INVESTMENTS IN SECURITIES:
During the period ended November 30, 2009, the cost of purchases and proceeds from sales of investments, excluding written options and short-term investments were $87,738,269 and $71,047,147, respectively.

Note 6 -- DERIVATIVES:

(a) COVERED CALL OPTION

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).


                                      Semiannual Report | November 30, 2009 | 25

GOF | Claymore/Guggenheim Strategic Opportunities Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) continued


There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The Fund entered into written option contracts during the period ended November 30, 2009.

Details of the transactions were as follows:
                                             NUMBER OF CONTRACTS        PREMIUMS RECEIVED
-----------------------------------------------------------------------------------------
Options outstanding, beginning of year                     8,677              $   779,378
Options written during the period                         59,462                4,306,234
Options expired during the period                           (332)                 (44,820)
Options closed during the period                         (53,517)              (3,803,340)
Options assigned during the period                        (3,325)                (596,527)
-----------------------------------------------------------------------------------------
Options outstanding, end of period                        10,965              $   640,925
=========================================================================================

(b) SWAPS

Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the "Counterparty") based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund's custodian bank.

Total return swap agreements are contracts in which one party agrees to make payments of the total return from the underlying asset during a specified period in return for receiving payments equal to a fixed or floating rate of interest or the total return from another designated underlying asset.

Interest rate swap agreements involve the Fund's agreement to exchange a stream of interest payments for another party's stream of cash flows.

Credit default swap transactions involve the Fund's agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed-upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.

The Fund entered into swap agreements during the period ended November 30, 2009 to potentially enhance return. Details of the swap agreements outstanding as of November 30, 2009 are as follows:

CREDIT DEFAULT SWAP AGREEMENTS:
                                                                   IMPLIED CREDIT
                                                                        SPREAD AT                                      UNREALIZED
                                         BUY/SELL    TERMINATION      NOVEMBER 30,   NOTIONAL AMOUNT      RECEIVE   APPRECIATION/
COUNTERPARTY        REFERENCE ENTITY   PROTECTION           DATE          2009 (2)             (000)   FIXED RATE  (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------------
                  Basket of distinct
Goldman Sachs(1)  corporate entities         Sell       09/21/14            15.54%           $ 3,000       1.180%   $  (1,397,223)
----------------------------------------------------------------------------------------------------------------------------------

INTEREST RATE SWAP AGREEMENTS:
                                                                                                              UNREALIZED
                                                                         NOTIONAL                          APPRECIATION/
COUNTERPARTY                     FLOATING RATE   TERMINATION DATE    AMOUNT (000)  RECEIVE FIXED RATE       DEPRECIATION
------------------------------------------------------------------------------------------------------------------------
Goldman Sachs (3)                3 Month LIBOR           01/04/38        $ 10,000              5.675%          $ 741,807
Goldman Sachs (3)                3 Month LIBOR           01/04/38          10,000              5.860             463,781
Goldman Sachs(3)                 3 Month LIBOR           07/07/38           5,000              5.753             347,300
Goldman Sachs (3)                3 Month LIBOR           07/07/38           5,000              5.940             222,750
HSBC(3)                          3 Month LIBOR           01/09/23           5,000              7.700(4)          168,179
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $1,943,817
------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN SWAP AGREEMENTS:
                                                                                                                      UNREALIZED
                                                                                                       NOTIONAL    APPRECIATION/
COUNTERPARTY                     REFERENCE ENTITY             FLOATING RATE     TERMINATION DATE   AMOUNT (000)     DEPRECIATION
---------------------------------------------------------------------------------------------------------------------------------
Barclays Capital (5)                      S&P 500     1 Month LIBOR + 0.35%             12/23/09        $ 1,349         $ 79,551
Barclays Capital (5)                      S&P 500     1 Month LIBOR + 0.35%             12/23/09          1,903          112,179
Barclays Capital (5)                      S&P 500     1 Month LIBOR + 0.10%             12/23/09          3,888          229,973
Goldman Sachs (5)                         S&P 500     1 Month LIBOR + 0.35%             12/16/09          1,000          (12,152)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        $ 409,551
---------------------------------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION/(DEPRECIATION) FOR SWAP AGREEMENTS                                                        $ 956,145
=================================================================================================================================

26 | Semiannual Report | November 30, 2009

GOF | Claymore/Guggenheim Strategic Opportunities Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) continued


(1) The Fund receives a fixed rate based upon the notional amount of $3 million and if a defined credit event occurs, pays cumulative losses in excess of a stated percentage on an underlying basket of distinct corporate entities with an aggregate notional value of $3 billion. The maximum loss exposure is $3 million.

(2) The implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as 'Defaulted' indicates a credit event has occurred for the reference entity or obligation.

(3)  The Fund pays the floating rate and receives the fixed rate.

(4) For any day that the spread between 30-year fixed for floating swap rate versus the 2-year fixed for floating swap rate is less than -0-, the fixed rate is -0-.

(5) The Fund pays a floating rate and receives the total return of the Standard & Poor's 500 Index.

(c) ACCOUNTING PRONOUNCEMENT FOR DERIVATIVES:

The Fund adopted FASB ASC 815, Derivatives and Hedging ("ASC815") (formerly known as SFAS No. 161), effective November 30, 2009. ASC815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows.

Derivative Notional amounts and values as of November 30, 2009 are indicative of the volume of the Fund's derivatives activities over the reporting period, except for swaps.

The Fund increased the volume of activity in swaps during the period ended November 30, 2009, with an average notional balance of approximately $43,748,059 during the period ended November 30, 2009 and an ending balance of $46,140,023.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets Liabilities as of November 30, 2009.

                                                         Statement of Assets and Liability Presentation of
                                                                Fair Values of Derivative Instruments:
---------------------------------------------------------------------------------------------------------------------------------
 (amounts in thousands)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Asset Derivatives
---------------------------------------------------------------------------------------------------------------------------------
 Derivatives not accounted for as hedging instruments    Statement of Assets and Liabilities Location                 Fair Value
---------------------------------------------------------------------------------------------------------------------------------
 Equity risk                                             Investments in securities, Unrealized appreciation on swaps        $439
---------------------------------------------------------------------------------------------------------------------------------
 Interest rate risk                                      Unrealized appreciation on swaps                                  1,944
---------------------------------------------------------------------------------------------------------------------------------
 Credit risk                                             Unrealized appreciation on swaps                                     --
---------------------------------------------------------------------------------------------------------------------------------
 Total                                                                                                                    $2,383
=================================================================================================================================

                                                         Statement of Assets and Liability Presentation of
                                                                Fair Values of Derivative Instruments:
---------------------------------------------------------------------------------------------------------------------------------
 (amounts in thousands)
---------------------------------------------------------------------------------------------------------------------------------
                                                                    Liability Derivatives
---------------------------------------------------------------------------------------------------------------------------------
 Derivatives not accounted for as hedging instruments    Statement of Assets and Liabilities Location                  Fair Value
---------------------------------------------------------------------------------------------------------------------------------
 Equity risk                                             Options Written, Unrealized depreciation on swaps                   $654
---------------------------------------------------------------------------------------------------------------------------------
 Interest rate risk                                      Unrealized depreciation on swaps                                      --
---------------------------------------------------------------------------------------------------------------------------------
 Credit risk                                             Unrealized depreciation on swaps                                   1,397
---------------------------------------------------------------------------------------------------------------------------------
 Total                                                                                                                     $2,051
=================================================================================================================================

The following table presents the effect of Derivatives Instruments on the Statement of Operations for the six months ended November 30, 2009.

                                                     Effect of Derivative Instruments on the Statement of Operations:
-------------------------------------------------------------------------------------------------------------------------------
 (amounts in thousands)
-------------------------------------------------------------------------------------------------------------------------------
                                                            Amount of Realized Gain/(Loss) on Derivatives
-------------------------------------------------------------------------------------------------------------------------------
 Derivatives not accounted for as hedging instruments      Options                                   Swaps                Total
-------------------------------------------------------------------------------------------------------------------------------
 Equity risk                                               $(1,499)                                   $677               $(822)
-------------------------------------------------------------------------------------------------------------------------------
 Interest rate risk                                             --                                     880                 880
-------------------------------------------------------------------------------------------------------------------------------
 Credit risk                                                    --                                      11                  11
-------------------------------------------------------------------------------------------------------------------------------
 Total                                                     $(1,499)                                 $1,568                 $69
===============================================================================================================================

                                                     Change in Unrealized Depreciation/(Appreciation) on Derivatives
-------------------------------------------------------------------------------------------------------------------------------
 Derivatives not accounted for as hedging instruments      Options                                   Swaps                Total
-------------------------------------------------------------------------------------------------------------------------------
 Equity Risk                                                  $328                                    $240                 $568
-------------------------------------------------------------------------------------------------------------------------------
 Interest rate risk                                             --                                     230                  230
-------------------------------------------------------------------------------------------------------------------------------
 Credit risk                                                    --                                     383                  383
-------------------------------------------------------------------------------------------------------------------------------
 Total                                                        $328                                    $853               $1,181
===============================================================================================================================

                                      Semiannual Report | November 30, 2009 | 27

GOF | Claymore/Guggenheim Strategic Opportunities Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) continued


Note 7 -- LEVERAGE:
REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. Such agreements are considered to be borrowings under the 1940 Act. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund's assets. As a result, such transactions may increase fluctuations in the market value of the Fund's assets. For the six months ended November 30, 2009 the average daily balance for which reverse repurchase agreements were outstanding amounted to $15,508,342. The weighted average interest rate was 2.75% . As of November 30, 2009, the total amount of segregated in connection with reverse repurchase agreements was $43,289,862. At the period end, there was $20,259,263 in reverse repurchase agreements outstanding.

BORROWINGS

On November 18, 2008, the Fund entered into a $30,000,000 credit facility agreement. Interest on the amount borrowed is based on the 3-month LIBOR plus 0.85% . An unused commitment fee of 0.75% is charged on the difference between the $30,000,000 credit facility and the amount borrowed. At November 30, 2009 there was $24,727,551 outstanding in connection with the Fund's credit facility. The average daily amount of borrowings on the credit facility during the period ended November 30, 2009 was $23,984,382 with a related average interest rate of 1.24% . The maximum amount outstanding during the period ended November 30, 2009, was $29,227,551.

TALF PROGRAM

The Fund may invest a portion of its total assets through participation in the Term Asset-Backed Securities Loan Facility program (the "TALF Program"), a program developed by the Board of Governors of the Federal Reserve System and the U.S. Department of the Treasury and operated by the Federal Reserve Bank of New York ("FRBNY"). Under the TALF Program, the FRBNY may provide loans to the Fund to purchase certain investment-grade, asset-backed securities which must be backed by auto loans, student loans, credit card loans, small business loans or certain commercial mortgage-backed securities ("Eligible Securities").

Per the terms of the TALF Program, the FRBNY will lend to each borrower an amount equal to the lesser of par or market value of the Eligible Securities pledged as collateral minus a percentage of the par or market value of the Eligible Securities. The Fund will pledge Eligible Securities as collateral for a TALF Program loan, which will consist of securities that the Fund currently owns or securities that the Fund purchases with the loan proceeds. Loans acquired through the TALF Program may be prepaid at the option of the Fund without any prepayment penalty, and the Fund may satisfy its loan obligation in full at any time by surrendering the Eligible Securities pledged by the Fund to the FRBNY. The TALF Program loans are non-recourse. If the Fund does not repay the loan, or if the Eligible Securities pledged by the Fund lose some or all of their value, under the terms of the TALF Program the FRBNY may enforce its rights only against the Eligible Securities pledged as collateral by the Fund and not against any other assets of the Fund.

The Fund is charged interest based on the terms of each loan and the type of Eligible Securities pledged as collateral by the Fund. The Fund also pays an administrative fee to the FRBNY on the loan settlement date.

As of November 30, 2009, borrowings under the TALF Program represent 5.2% of the Fund's total assets.

Details of the loan outstanding as of November 30, 2009 are as follows:

LOAN                                                            LOAN        LOAN
PRINCIPAL                    LOAN              COLLATERAL   INTEREST    MATURITY         LOAN     COLLATERAL
AMOUNT                       TYPE             DESCRIPTION       RATE        DATE        VALUE          VALUE
-------------------------------------------------------------------------------------------------------------
                       Commercial     Commercial Mortgage
                         Mortgage            Pass Through
$10,630,271            Obligation            Certificates     3.796%     9/25/14  $10,630,271    $13,403,970
-------------------------------------------------------------------------------------------------------------

Note 8 -- CAPITAL:
COMMON SHARES

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 9,166,423 issued and outstanding.

Transactions in common shares were as follows:

                                             SIX MONTHS ENDED
                                            NOVEMBER 30, 2009    YEAR ENDED MAY 31, 2009
----------------------------------------------------------------------------------------
Beginning Shares                                    9,105,240                  9,105,240
Shares issued through dividend reinvestment            61,183                         --
----------------------------------------------------------------------------------------
Ending Shares                                       9,166,423                  9,105,240
========================================================================================

Note 9 -- INDEMNIFICATIONS:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 -- SUBSEQUENT EVENT:

Subsequent to November 30, 2009, the Fund declared on December 1, 2009, a monthly dividend to common shareholders of $0.154 per common share. The dividend is payable on December 31, 2009 to shareholders of record on December 15, 2009.

On January 4, 2010, the Fund declared a monthly dividend to common shareholders of $0.154 per common share. The dividend is payable on January 29, 2010 to shareholders of record on January 15, 2010.

28 | Semiannual Report | November 30, 2009

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Supplemental INFORMATION | (unaudited)


FEDERAL INCOME TAX INFORMATION

In January 2010, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2009.

TRUSTEES

The Trustees of the Claymore/Guggenheim Strategic Opportunities Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR        TERM OF OFFICE**  PRINCIPAL OCCUPATIONS DURING           NUMBER OF PORTFOLIOS
OF BIRTH AND POSITION(S)    AND LENGTH OF     THE PAST FIVE YEARS AND                IN THE FUND COMPLEX***    OTHER DIRECTORSHIPS
HELD WITH REGISTRANT        TIME SERVED       OTHER AFFILIATIONS                     OVERSEEN BY TRUSTEE       HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
-----------------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes           Since 2007        Investor (2001-present). Formerly,               44                  None.
Year of Birth: 1951                           Senior Vice President & Treasurer,
Trustee                                       PepsiCo., Inc. (1993-1997), President,
                                              Pizza Hut International (1991-1993) and
                                              Senior Vice President, Strategic
                                              Planning and New Business Development
                                              (1987-1990) of PepsiCo, Inc. (1987-1997).
-----------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg            Since 2007        Partner of Nyberg & Cassioppi, LLC, a            47                  None.
Year of birth: 1953                           law firm specializing in corporate law,
Trustee                                       estate planning andbusiness transactions
                                              (2000-present). Formerly, Executive Vice
                                              President, General Counsel and Corporate
                                              Secretary of Van Kampen Investments
                                              (1982-1999).
-----------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.       Since 2007        Retired. Formerly, Vice President,               44                  None.
Year of birth: 1958                           Manager and Portfolio Manager of Nuveen
Trustee                                       Asset Management (1998-1999), Vice
                                              President of Nuveen Investment Advisory
                                              Corp. (1992-1999), Vice President and
                                              Manager of Nuveen Unit Investment Trusts
                                              (1991-1999), and Assistant Vice President
                                              and Portfolio Manager of Nuveen Unit
                                              Investment Trusts (1988-1999), each of
                                              John Nuveen & Co., Inc. (1982-1999).
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
-----------------------------------------------------------------------------------------------------------------------------------
Kevin Robinson+             Since 2009        Senior Managing Director and General              2                  None.
Year of Birth: 1959                           Counsel of Claymore Advisors, LLC and
Trustee and Chief Legal Officer               Claymore Group, Inc. (2007-present).
                                              Formerly, Associate General Counsel and
                                              Assistant Corporate Secretary of NYSE
                                              Euronext, Inc. (2000-2007).
-----------------------------------------------------------------------------------------------------------------------------------

* Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

** After a Trustee's initial term, each Trustee is expected to serve a two-year term concurrent with the class of Trustees for which he serves:

     --Messrs. Barnes and Robinson, as Class I Trustees, are expected to stand for re-election at the Fund's 2010 annual meeting of shareholders.

     --Messrs. Nyberg and Toupin, as Class II Trustees, are expected to stand for re-election at the Fund's 2011 annual meeting of shareholders.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

+ Mr. Robinson is an "interested person"(as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund's Adviser. As of October 14, 2009, Nicholas Dalmaso resigned his position as Trustee for the Trust.


                                      Semiannual Report | November 30, 2009 | 29

GOF | Claymore/Guggenheim Strategic Opportunities Fund | SUPPLEMENTAL INFORMATION (unaudited) continued


OFFICERS
The officers of the Claymore/Guggenheim Strategic Opportunities Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND      TERM OF OFFICE** AND    PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
POSITION(S) HELD WITH REGISTRANT       LENGTH OF TIME SERVED   AND OTHER AFFILIATIONS
-----------------------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell                      Since 2008              Senior Managing Director and Chief Investment Officer of Claymore
Year of birth: 1955                                            Advisors, LLC and Claymore Securities Inc. (2008-Present). Formerly,
Chief Executive Officer                                        Managing Director of Research, Nuveen Asset Management (2000-2007).
-----------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill                         Since 2007              Senior Managing Director of Claymore Advisors, LLC and Claymore
Year of birth: 1964                                            Securities, Inc. (2005-present). Formerly, Chief Financial Officer
Chief Financial Officer,                                       of Claymore Group Inc. (2005-2006), Managing Director of Claymore
Chief Accounting Officer and Treasurer                         Advisors, LLC and Claymore Securities, Inc. (2003-2005). Formerly,
                                                               Treasurer of Henderson Global Funds and Operations Manager of
                                                               Henderson Global Investors (NA) Inc. (2002-2003); Managing Director,
                                                               FrontPoint Partners LLC (2001-2002); Vice President, Nuveen
                                                               Investments (1999-2001).
-----------------------------------------------------------------------------------------------------------------------------------
Mark E. Mathiasen                      Since 2008              Vice President; Assistant General Counsel of Claymore Securities,
Year of birth: 1978                                            Inc. (2007-present). Secretary of certain funds in the Fund Complex.
Secretary                                                      Previously, Law Clerk, Idaho State Courts (2003-2006).
-----------------------------------------------------------------------------------------------------------------------------------
Bruce Saxon                            Since 2007              Vice President, Fund Compliance Officer of Claymore Group, Inc.
Year of birth: 1957                                            (2006-present). Formerly, Chief Compliance Officer/Assistant
Chief Compliance Officer                                       Secretary of Harris Investment Management, Inc. (2003-2006).
                                                               Director-Compliance of Harrisdirect LLC (1999-2003).
-----------------------------------------------------------------------------------------------------------------------------------
Roy Corr                               Since 2008              Senior Managing Director, Chief Operating Officer of Guggenheim
Year of birth: 1964                                            Partners Asset Management, LLC (2002-present).
Vice President
-----------------------------------------------------------------------------------------------------------------------------------

*    Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

30 | Semiannual Report | November 30, 2009

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Dividend Reinvestment PLAN |


Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the "Plan Administrator"), Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, PA 15252-8015, Phone Number: (866) 488-3559.

                                      Semiannual Report | November 30, 2009 | 31

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Board Considerations Regarding Contract Approvals of the Interim and New Investment Advisory Agreements and Interim and New Investment SUB-ADVISORY AGREEMENTS.


On September 28, 2009, the Board of Trustees (the "Board") of the Claymore/Guggenheim Strategic Opportunities Fund (the "Fund"), including those trustees who are not "interested persons" as defined by the Investment Company Act of 1940 (the "Independent Trustees"), on the recommendation of the Nominating & Governance Committee (referred to as the "Committee" and consisting solely of the Independent Trustees) of the Board of the Fund, approved: (1) an interim ("Interim Advisory Agreement") and new ("New Advisory Agreement") advisory agreement (together, the "Investment Advisory Agreements") between the Fund and Claymore Advisors, LLC ("Adviser") and (2) an interim ("Interim Sub-Advisory Agreement") and new ("New Sub-Advisory Agreement") investment sub-advisory agreement (together the "Investment Sub-Advisory Agreements") among the Adviser, the Fund and Guggenheim Partners Asset Management, Inc. (n/k/a Guggenheim Partners Asset Management, LLC) ("Sub-Adviser"). (The Investment Advisory Agreements and the Investment Sub-Advisory Agreements are together referred to as the "Advisory Agreements.") As part of its review process, the Committee was represented by independent legal counsel.

Based upon its review, the Board and the Committee concluded that it was in the best interest of the Fund to approve each of the Advisory Agreements. In reaching this conclusion for the Fund, no single factor was determinative in the Board's analysis, but rather the Board considered a variety of factors.

INTERIM ADVISORY AGREEMENT AND NEW ADVISORY AGREEMENT
-----------------------------------------------------

The Board reviewed materials received from the Adviser, Guggenheim Partners, LLC ("Guggenheim") and independent legal counsel. The Board also had previously received, throughout the year, Board meeting information regarding performance and operating results of the Fund. Earlier this year, the Adviser informed the Board that it was in discussions with Guggenheim concerning a strategic transaction, including a potential sale of a controlling interest in the Adviser (the "Transaction"). The Adviser provided periodic reports to representatives of the Board as to the status and nature of such discussions with Guggenheim and the Adviser's operating and financial results. In the spring of 2009, the Adviser informed the Board that Guggenheim had arranged up to $20 million of subordinated loans to Claymore Group as interim financing for working capital and for inventory purchases in connection with its business of creating, distributing and supervising unit investment trusts and other investment products.

Following the execution of a merger agreement between Claymore and Guggenheim (the "Merger Agreement"), a telephonic meeting was held on July 28, 2009, and attended by certain members of the Board, the chief executive officer of Claymore Group and the chief executive officer of Guggenheim. Such executive officers summarized the principal terms of the Merger Agreement, and described the Transaction, the business plans for the Adviser following the consummation of the Transaction and answered such questions as were raised at the meeting. Representatives of the Board requested additional information regarding the Transaction, Guggenheim and the impact of the Transaction on the Shareholders of the Fund.

During the third quarter of 2009, the Committee received reports on the progress of the Transaction, including the debt financing and additional equity financing arranged by Guggenheim. As part of its review process, the Committee was represented by independent legal counsel. The Committee reviewed materials received from the Adviser, Guggenheim and independent legal counsel. The Adviser and Guggenheim provided, among other information, information regarding the terms of the Transaction and potential benefits to the Adviser from the Transaction. The information provided regarding Guggenheim included (i) financial information, (ii) information regarding senior executives of the firm,
(iii) information regarding other Guggenheim affiliated investment managers,
(iv) information regarding litigation and regulatory matters and (v) potential conflicts of interest. The Adviser and Guggenheim also provided information regarding Guggenheim's and the Adviser's intentions for the business, operations and personnel of the Adviser following the closing of the Transaction. The Committee met and discussed the Transaction and the Interim Advisory Agreement and the New Advisory Agreement in September 2009. Additional supplemental information regarding the Transaction and Guggenheim was provided by the Adviser and Guggenheim and reviewed by the Committee.

Subsequent to these meetings, the Board met in person to consider the Interim Advisory Agreement and the New Advisory Agreement at a meeting held on September 28, 2009. The Board met with representatives of the Adviser and Guggenheim to discuss the Transaction. Representatives from the Adviser and Guggenheim discussed the Transaction with, and answered questions from, the Board. The Committee met in executive session to discuss the Transaction and the information provided at the Board meeting. The Committee concluded that it was in the best interest of the Fund to approve the Interim Advisory Agreement and New Advisory Agreement and, accordingly, recommended to the Board the approval of the Interim Advisory Agreement and New Advisory Agreement. The Board subsequently approved the Interim Advisory Agreement and approved the New Advisory Agreement for a one-year term. The Board also determined to consider the continuation of the agreement during the course of the one-year term by conducting a thorough review of the various information that is part of the Board's regular annual consideration of the continuation of the Fund's advisory agreement. In reaching the conclusion to approve the Interim Advisory Agreement and New Advisory Agreement, no single factor was determinative in the Board's analysis, but rather the Board considered a variety of factors. Provided below is an overview of the primary factors the Board considered in connection with the review of the Interim Advisory Agreement and the New Advisory Agreement.

In connection with the Board's consideration of the Interim Advisory Agreement and the New Advisory Agreement, the Trustees considered, among other information, the following factors, in addition to other factors noted in this Proxy Statement:

o within the last year, the Board had engaged in a thorough review of the various factors, including fees and performance, that are part of the decision whether to continue an advisory agreement;

o Board approval of the Fund's Investment Advisory Agreements was a condition to the closing of the Transaction;

o Claymore's statement to the Board that the manner in which the Fund's assets are managed will not change as a result of the Transaction;

o the aggregate advisory fee rate payable by the Fund will not change under the Interim Advisory Agreement or New Advisory Agreement;

o there are no material differences between the terms of the Interim Advisory Agreement and New Advisory Agreement and the terms of the Fund's prior advisory agreement, except for those provisions in the Interim Advisory Agreement which are necessary to comply with Rule 15a-4 under the 1940 Act;

o the capabilities of the Adviser's personnel who will provide advisory (if applicable), man- agement, shareholder servicing and administrative services to the Fund are not expected to change, and the key personnel who currently provide advisory (if applicable), manage- ment, shareholder servicing and administrative services to the Fund are expected to con-tinue to do so after the Transaction;

o the assurance from the Adviser and Guggenheim that following the Transaction there will not be any diminution in the nature, quality and extent of services provided to the Fund;

o    the Adviser's current financial condition;

o    the impact of the Transaction on the Adviser's day-to-day operations;


32 | Semiannual Report | November 30, 2009

o the reputation, capabilities, experience, organizational structure and financial resources of Guggenheim;

o the long-term business goals of Guggenheim and the Adviser with regard to the business and operations of the Adviser;

o that Shareholders of the Fund will not bear any costs in connection with the Transaction, inasmuch as the Adviser will bear the costs, fees and expenses incurred by the Fund in connection with the Fund's Proxy Statement and any other costs of the Fund associated with the Transaction; and

o that the Adviser and relevant acquisition subsidiaries have agreed to refrain from imposing or seeking to impose, for a period of two years after the Closing, any "unfair burden"(with- in the meaning of Section 15(f) of 1940 Act) on the Fund.

Nature, Extent and Quality of Services Provided by the Adviser. The Board noted that key investment (if applicable) and management personnel servicing the Fund are expected to remain with the Adviser following the Transaction and that the services provided to the Fund by the Adviser are not expected to change. The Board also considered the Adviser's and Guggenheim's representations to the Board that Guggenheim intends for the Adviser to continue to operate following the closing of the Transaction in much the same manner as it operates today, and that the impact of the Transaction on the day-to-day operations of the Adviser would be neutral or positive. The Board also considered Guggenheim's statement that the Adviser's compliance policies and procedures, disaster recovery plans, information security controls and insurance program would not change materially following consummation of the Transaction. Based on this review, the Board concluded that the range and quality of services provided by the Adviser to the Fund were expected to continue under the Interim Advisory Agreement and the New Advisory Agreement at the same or improved levels.

Advisory Fees. The Board also considered the fact that the advisory fee rates payable to the Adviser would be the same under the Interim Advisory Agreement and New Advisory Agreement as they are under the Fund's prior advisory agreement, which had within the last year been determined to be reasonable. The Board concluded that these factors supported approval of the Interim Advisory Agreement and New Advisory Agreement.

Performance. With respect to the performance of the Fund, the Board considered that, the Sub-Adviser would continue to manage the Fund's portfolio following the closing of the Transaction, subject to Shareholder approval of the New Sub-Advisory Agreement. The Board concluded that these factors supported approval of the Interim Advisory Agreement and New Advisory Agreement.

Profitability. The Board noted that it was too early to predict how the Transaction may affect the Adviser's future profitability from its relationship with the Fund, but concluded that this matter would be given further consideration on an annual basis going forward. The Board also noted that the Adviser's fee rates under the Interim Advisory Agreement and New Advisory Agreement are the same as those assessed under the Fund's prior advisory agreement.

Economies of Scale. The Board considered any potential economies of scale that may result from the Transaction. The Board further noted Guggenheim's statement that such economies of scale could not be predicted in advance of the closing of the Transaction.

Other Benefits. The Board noted its prior determination that the advisory fees were reasonable, taking into consideration other benefits to the Adviser (including the receipt by Claymore of an administrative fee). The Board also considered other benefits to the Adviser, Guggenheim and their affiliates expected to be derived from their relationships with the Fund as a result of the Transaction and noted that no additional benefits were reported by the Adviser or Guggenheim as a result of the Transaction. Therefore, the Board concluded that the advisory fees continued to be reasonable, taking into consideration other benefits.

NEW SUB-ADVISORY AGREEMENT AND INTERIM SUB-ADVISORY AGREEMENT
-------------------------------------------------------------

In conjunction with the consideration of the Transaction and the approval of a New Advisory Agreement and Interim Advisory Agreement, the Board, including the Independent Trustees, also considered the Fund's New Sub-Advisory Agreement and Interim Sub-Advisory Agreement. The Board noted that while the closing of the Transaction would result in the termination of the prior sub-advisory agreement pursuant to its terms, the Sub-Adviser was not a party to the Transaction and the operations of the Sub-Adviser and the services to be provided by the Sub-Adviser would be unaffected by the Transaction.

The Board determined that there were no material differences between the terms of the Interim Sub-Advisory Agreement and the corresponding prior sub-advisory agreement, except with respect to those provisions required to comply with Rule 15a-4 under the 1940 Act, and that there were no material differences between the terms of the New Sub-Advisory Agreement and the prior sub-advisory agreement. The Board noted that the compensation to be received by the Sub-Adviser under the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement is not greater than the compensation the Sub-Adviser would have received under the prior sub-advisory agreement. The Board noted that the scope and quality of services to be provided to the Fund under the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement would be at least equivalent to the scope and quality of services provided under the prior sub-advisory agreement. The Board noted that, within the last year, it had engaged in a thorough review of the various factors, including fees and performance, that are part of the evaluation of the renewal or approval of a sub-advisory agreement.

The Board noted that the factors previously considered with respect to approval of the prior sub-advisory agreement continued to support the approval of the New Sub-Advisory Agreement and Interim Sub-Advisory Agreement. The Board also determined to consider such factors again within one year of the execution of the New Sub-Advisory Agreement. Based upon its review, the Board concluded that it was in the best interest of the Fund to approve the New Sub-Advisory Agreement and Interim Sub-Advisory Agreement.

OVERALL CONCLUSIONS
-------------------

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements are fair and reasonable and that approval of the Advisory Agreements is in the best interests of the Fund.

                                      Semiannual Report | November 30, 2009 | 33

                      This Page Intentionally Left Blank.

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Fund INFORMATION |

BOARD OF TRUSTEES                              OFFICERS                              INVESTMENT ADVISER
Randall C. Barnes                              J.Thomas Futrell                      AND ADMINISTRATOR
                                               Chief Executive Officer               Claymore Advisors, LLC
Ronald A. Nyberg                                                                     Lisle, Illinois
                                               Kevin Robinson
Ronald E.Toupin, Jr.                           Chief Legal Officer                   INVESTMENT SUB-ADVISER
                                                                                     Guggenheim Partners Asset
Kevin Robinson*                                Steven M. Hill                        Management, LLC
                                               Chief Financial Officer, Chief        Santa Monica, California
                                               Accounting Officer and Treasurer
* Trustee is an "interested person" of the                                           ACCOUNTING AGENT, CUSTODIAN
  Fund as defined in the Investment            Mark E. Mathiasen                     AND TRANSFER AGENT
  Company Act of 1940, as amended.             Secretary                             The Bank of New York Mellon
                                                                                     New York, New York
                                               Bruce Saxon
                                               Chief Compliance Officer              LEGAL COUNSEL
                                                                                     Skadden,Arps, Slate, Meagher &
                                               Roy Corr                              Flom LLP
                                               Vice President                        Chicago, Illinois

                                                                                     INDEPENDENT REGISTERED
                                                                                     PUBLIC ACCOUNTING FIRM
                                                                                     Ernst & Young LLP
                                                                                     Chicago, Illinois



PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

QUESTIONS CONCERNING YOUR SHARES OF CLAYMORE/GUGGENHEIM STRATEGIC OPPORTUNITIES FUND?

     o    If your shares are held in a Brokerage Account, contact your Broker.

     o If you have physical possession of your shares in certificate form, contact the Fund's Administrator, Custodian and Transfer Agent:

The Bank of New York Mellon, 101 Barclay 11E, New York, NY 10286;
(866) 488-3559.

This report is sent to shareholders of Claymore/Guggenheim Strategic Opportunities Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund has delegated the voting of proxies relating to its voting securities to the Fund's Sub-Adviser. A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999 or on the U.S. Securities and Exchange Commission's ("SEC") website www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at www.sec.gov. The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

In December 2009, the Fund submitted a CEO annual certification to the New York Stock Exchange ("NYSE") in which the Fund's principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.

NOTICE TO SHAREHOLDERS

Notice is hereby give in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market.

                                      Semiannual Report | November 30, 2009 | 35

GOF | Claymore/Guggenheim Strategic Opportunities Fund

About the FUND MANAGER |

GUGGENHEIM PARTNERS ASSET MANAGEMENT, LLC

Guggenheim Partners Asset Management, LLC ("GPAM") is a wholly owned subsidiary of Guggenheim Partners, LLC, a diversified financial services firm with more than 525 dedicated professionals. The firm provides capital markets services, portfolio and risk management expertise, wealth management, investment advisory and family office services. Clients are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions that have entrusted GPAM with the supervision of more than $100 billion of assets. The firm provides clients service from a global network of offices throughout the Americas, Europe, and Asia.

INVESTMENT PHILOSOPHY

GPAM's investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

INVESTMENT PROCESS

GPAM's investment process is a collaborative effort between its Portfolio Construction Group, which utilizes tools such as GPAM's Dynamic Financial Analysis Model to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuer or with investment banks and dealers involved in the origination of such securities.





CLAYMORE SECURITIES, INC.
2455 Corporate West Drive                                                GOF
Lisle, IL 60532                                                         LISTED
Member FINRA/SIPC                                                       NYSE(R)
(01/10)


                                                                    GOF-SAR-1109

ITEM 2.  CODE OF ETHICS.

Not applicable for a semi-annual reporting period.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for a semi-annual reporting period.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for a semi-annual reporting period.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for a semi-annual reporting period.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a semi-annual reporting period.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable for a semi-annual reporting period.

(b) There has been no change, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant's most recent annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment

Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3) Not Applicable.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore/Guggenheim Strategic Opportunities Fund

By:   /s/ J. Thomas Futrell
      ------------------------------------------------------------------

Name:     J. Thomas Futrell

Title:    Chief Executive Officer

Date:     February 5, 2010

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ J. Thomas Futrell
      ------------------------------------------------------------------

Name:     J. Thomas Futrell

Title:    Chief Executive Officer

Date:     February 5, 2010

By:   /s/ Steven M. Hill
      ------------------------------------------------------------------

Name:     Steven M. Hill

Title:    Treasurer and Chief Financial Officer

Date:     February 5, 2010